LIBERTY CONTRARIAN FUNDS
                                  Annual Report
                                October 31, 2002

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



                            LIBERTY CONTRARIAN FUNDS
                                  Annual Report
                                October 31, 2002

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                         POINT. CLICK. LIBERTY EDELIVERY




               To sign up for eDelivery, go to www.icsdelivery.com

 PRESIDENT'S MESSAGE

[photo of Keith T. Banks]


Dear Shareholder:
The past 12 months have been among the most challenging in a generation for US stock market investors. Although the economy picked up quickly after a brief recession, it failed to provide convincing evidence that it could remain on an upward path. Consumers have been largely respon sible for the 3% growth that the economy has averaged during 2002 but US businesses have kept spending in check. As a result, prospects for a robust recovery in profits, in job growth and in key sectors of the economy, such as technology and telecommunications, have dimmed and the stock market has stalled. Value stocks generally outperformed growth stocks, but both investment styles chalked up negative returns.

In contrast to a weak stock market, the bond market has offered investors the best opportunities during the year, a reminder that diversification can help cushion the impact of weakness in one asset class.

In the report that follows, your portfolio managers will talk in greater detail about the events of the period and the factors that affected fund performance. As always, we thank you for investing in Liberty funds. Sincerely,

/s/ Keith T. Banks

Keith T. Banks



Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.


             o NOT FDIC INSURED o May lose value o No bank guarantee

WHAT IS THE CONTRARIAN PHILOSOPHY?

The contrarian philosophy is based on the tenet that the crowd is wrong at the turning points. Undue fear of loss or eagerness for gain can drive markets or stocks to unwarranted extremes; price is the measure by which we gauge how depressed or how over-enthusiastic investors have become. Our portfolio managers, by carefully selecting good quality companies at depressed prices, strive to reduce potential downside price volatility, while increasing the upside potential. The contrarian philosophy can be viewed as opportunistic.

We are often asked about the difference between "contrarian" and "value" investing. The essential difference is that contrarian investing is price driven, while value investing is driven by low relative valuation. The differences can best be seen in the ability of contrarians to buy out-of-favor growth stocks.

The contrarian investment process
Crabbe Huson Group Inc. manages Liberty's Contrarian Funds. We invest in companies, not just in stocks. Our investment selection process is focused on finding quality companies with sound business models and strong management. The stock market will fluctuate over time, as will the price of a company's stock. Our approach, however, concentrates on finding and owning good businesses at attractive prices.

The importance of teamwork
The bedrock of our effort is the team-based approach to portfolio management. We strongly believe in the importance of more than one perspective and the value of collective ability. This structure allows the kind of research, analysis and discussion that is necessary for making effective portfolio decisions. Our team process and strict management disciplines help ensure consistency in our method, while seeking value for our shareholders.

What it means to investors
Through the contrarian model, we work to deliver long-term performance with lower potential long-term risk for investors. Our process often prevents us from buying the "stock of the day." Instead, we focus on identifying companies we believe will be tomorrow's market leaders and aim to purchase them at good prices.

The nature of our approach inclines us to go against the crowd, so you may see strategies or holdings that seem to contradict popular investment trends. This is a normal part of the contrarian management style. While changing markets will sometimes favor other approaches, the contrarian model can be a valuable component of a style-diversified, long-term portfolio. It's a strategy we implement with all the care, skill and diligence we can bring to bear.


/s/ John E. Maack, Jr                       /s/ Jeffrey D. Huffman

  John E. Maack, Jr                           Jeffrey D. Huffman



         /s/ John W. Johnson /s/ Garth R. Nisbet /s/ Paul C. Rocheleau

           John W. Johnson      Garth R. Nisbet      Paul C. Rocheleau

PORTFOLIO MANAGER'S REPORT - LIBERTY CONTRARIAN FUND


Top 10 holdings as of 10/31/02 (%)

Hewlett-Packard                    4.4
AT&T Wireless Services             4.0
Chubb                              3.4
Amgen                              3.4
Smurfit-Stone Container            3.1
Microsoft                          3.1
Lexmark International              2.8
Viewpoint                          2.8
Sara Lee                           2.8
Sunrise Assisted Living            2.6

Portfolio holding breakdowns are calculated as a percentage of net assets. There can be no guarantee the fund will continue to maintain these holdings in the future since it is actively managed.



Net asset value per share as of 10/31/02 ($)

Class A                            8.66
Class B                            8.39
Class C                            8.38


Bought
--------------------------------------------------------------------------------
CHUBB CORPORATION (3.4% of net assets)
Unable to raise premiums for several years, property insurers have relied on investment income to shore up weak cash flows, leaving Wall Street skeptical about the industry's future. But demand for coverage has increased and premiums are trending strongly higher. Chubb Corporation, a global leader, is well-positioned to participate in the improving fortunes of this recovering industry.

Sold
--------------------------------------------------------------------------------
OXFORD HEALTH PLANS
Our contrarian approach led us to health care service provider Oxford Health Plans at a time when the industry was out of favor and HMO stocks were selling at depressed valuations. OHP now enjoys better earnings thanks to higher prices and tighter cost controls. As the stock reached our target price, we elected to take profits.


The fund seeks long-term capital appreciation by investing at least 60% of assets in common stocks with large and medium market capitalizations, and the rest in small market capitalization stocks. Management follows a contrarian approach to investing.

Recovery expectations held back performance
For the 12-month period that ended October 31, 2002, Liberty Contrarian Fund class A shares returned negative 23.23% without a sales charge. The fund underperformed the S&P 500 and the Russell 2000 indexes, which returned negative 15.10% and negative 11.57%, respectively, over the same time frame. The fund's emphasis on companies that rely on a robust economy to increase their earnings was the primary factor in its underperformance as the economy failed to live up to our expectations.

Our optimism on the economy missed the mark
We shifted to a more aggressive stance in the wake of September 11, when the degree of economic pessimism in the country seemed excessive. We were rewarded almost immediately as stocks rallied into the first quarter of 2002 in response to encouraging economic reports. We took advantage of the market's early strength by taking profits and redeploying assets into companies whose fortunes are tied to the economic cycle. However, as the year unfolded, sagging growth, corporate scandals and global tensions drove stock markets lower and our investment in stocks of economically-sensitive companies, particularly large cap issues, declined. Biotech was an exception in a slow economy. Amgen (3.4% of net assets)1 responded positively as demand for healthcare continues to rise.


1 Holdings are disclosed as of October 31, 2002 and are subject to change.

Consumer stocks mixed
The fund's investments in consumer stocks generated mixed results. Performance was aided by our investment in Sara Lee (2.8% of net assets), as the food, beverage and clothing-maker began to reap the benefits of its restructuring. However, container-maker Tupperware (0.7% of net assets) underperformed and our investment in McDonald's (2.3% of net assets) proved to be premature. Honeywell International (2.4% of net assets), which serves consumer as well as industrial markets, also did poorly. Rising prices for insurance premiums enabled Delphi Financial (1.7% of net assets), one of the fund's small-cap holdings, to do well despite a sluggish economy. Overall, the fund's performance was helped by small-cap stocks, which declined less than large caps during the period.

Holding technology, reducing energy
Although technology stocks hurt performance during the year, we continued to maintain the fund's substantial technology position--the largest concentration in the fund--because we believe the sector has the potential to rebound in an improving economy. In energy, we cut back holdings when stocks rose to our price targets and because we believe the favorable pricing cycle for oil and gas has passed its peak.

Maintaining our strategy
We continue to be optimistic about the US economy. At the corporate level, workers are more productive and balance sheets are stronger. In addition, consumers have been encouraged by low interest rates and the savings realized from mortgage refinancings, and have kept cash registers busy. Against that background, we continue to look for attractive but out-of-favor issues in all capitalization ranges, particularly those positioned to prosper in an economic rebound. But we remain alert to the possibility of further setbacks as the economy struggles to regain momentum.

/s/ John E. Maack, Jr.

John E. Maack, Jr.

John E Maack, Jr., CFA is the portfolio manager of the fund. He joined Crabbe Huson Group, Inc. in 1988 as portfolio manager and securities analyst, and is now director of equities.



 Top 5 sectors as of 10/31/02 (%)

[bar chart data]:

Information technology              29.8
Health care                         19.0
Financials                          11.2
Consumer discretionary               9.8
Telecommunication services           6.0



Sector breakdowns are calculated as a percentage of net assets. There is no guarantee the fund will maintain these sector breakdowns in the future since it is actively managed.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Contrarian stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

 PERFORMANCE INFORMATION - Liberty Contrarian Fund


Value of a $10,000 investment
12/1/98 - 10/31/02

Performance of a $10,000 investment
12/1/98 - 10/31/02 ($)

               without    with
                sales     sales
               charge    charge

 Class A        9,563     9,013
 Class B        9,279     9,028
 Class C        9,269     9,269


[mountain chart data]:

                  Class A shares            Class A shares             S&P 500
                  without sales charge      with sales charge          Index

12/1998          $10,000.00                 $9,425.                   $10,000.00
                  10,180.00                  9,594.65                  10,576.00
                  10,439.60                  9,839.31                  11,018.10
                   9,880.03                  9,311.93                  10,675.40
                  10,280.20                  9,689.06                  11,102.40
                  11,280.40                 10,631.80                  11,532.10
                  11,611.00                 10,943.30                  11,259.90
                  12,051.00                 11,358.10                  11,882.60
                  11,811.20                 11,132.00                  11,513.10
                  11,240.70                 10,594.40                  11,455.50
                  10,701.10                 10,085.80                  11,141.60
                  10,390.80                  9,793.35                  11,846.90
                  11,020.50                 10,386.80                  12,087.40
                  11,710.40                 11,037.00                  12,798.10
                  11,750.20                 11,074.60                  12,155.60
                  11,750.20                 11,074.60                  11,925.90
                  12,790.10                 12,054.70                  13,092.30
                  12,850.20                 12,111.30                  12,698.20
                  12,929.90                 12,186.40                  12,437.90
                  13,200.10                 12,441.10                  12,743.80
                  13,390.20                 12,620.30                  12,545.00
                  14,350.30                 13,525.10                  13,324.10
                  14,180.90                 13,365.50                  12,620.60
                  13,830.70                 13,035.40                  12,567.60
                  13,060.30                 12,309.30                  11,577.20
                  14,311.50                 13,488.60                  11,634.00
                  14,753.70                 13,905.40                  12,047.00
                  13,749.00                 12,958.40                  10,949.50
                  13,274.60                 12,511.30                  10,256.40
                  14,368.50                 13,542.30                  11,052.30
                  14,776.50                 13,926.90                  11,126.30
                  14,766.20                 13,917.10                  10,856.00
                  14,335.00                 13,510.80                  10,749.60
                  13,827.50                 13,032.50                  10,077.70
                  11,971.90                 11,283.50                   9,264.46
                  12,458.00                 11,741.60                   9,441.41
                  13,330.00                 12,563.50                  10,165.60
                  14,125.80                 13,313.60                  10,255.00
                  13,507.10                 12,730.40                  10,105.30
                  12,457.60                 11,741.30                   9,910.27
                  13,252.40                 12,490.40                  10,282.90
                  12,656.00                 11,928.30                   9,659.75
                  12,302.90                 11,595.50                   9,589.23
                  11,110.80                 10,471.90                   8,906.48
                  10,183.00                  9,597.51                   8,212.67
                  10,128.00                  9,545.68                   8,266.05
                   8,515.66                  8,026.01                   7,368.35
10/2002            9,563.18                  9,013.30                   8,015.22


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance cannot predict future investment results. The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, an index does not incur fees or charges. It is not possible to invest directly in an index. The index performance is from 11/30/98.


AVERAGE ANNUAL TOTAL RETURN AS OF 10/31/02 (%)


Share class                                   A                            B                            C
Inception                                  12/1/98                      12/1/98                      12/1/98
---------------------------------------------------------------------------------------------------------------------
                                    without        with          without        with          without         with
                                     sales         sales          sales         sales          sales          sales
                                    charge        charge         charge        charge         charge         charge
---------------------------------------------------------------------------------------------------------------------
1-year                             -23.23        -27.64         -23.80         -27.61        -23.89         -24.65
3-year                              -2.73         -4.63          -3.51          -4.39         -3.52          -3.52
Life of fund                        -1.13         -2.62          -1.89          -2.58         -1.92          -1.92
---------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN AS OF 9/30/02 (%)


Share class                                   A                            B                            C
---------------------------------------------------------------------------------------------------------------------
                                    without        with          without        with          without         with
                                     sales         sales          sales         sales          sales          sales
                                    charge        charge         charge        charge         charge         charge
---------------------------------------------------------------------------------------------------------------------
1-year                             -28.87        -32.96          -9.37         -32.90        -29.46         -30.17
3-year                              -7.33         -9.15          -8.02          -8.86         -8.06          -8.06
Life of fund                        -4.11         -5.58          -4.83          -5.51         -4.86          -4.86
-------------------------------------------------------------------------------------------------------------------


Past performance cannot predict future investment results. Returns and values of an investment may vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

Liberty Contrarian Fund - Investment Portfolio

October 31, 2002


COMMON STOCKS -- 90.1%               SHARES        VALUE
---------------------------------------------------------
CONSUMER DISCRETIONARY -- 9.8%
CONSUMER DURABLES & APPAREL -- 3.1%
   FOOTWEAR -- 2.4%
Nike, Inc., Class B                  1,600    $   75,504
---------------------------------------------------------
   HOUSEWARES & SPECIALTIES -- 0.7%
Tupperware Corp.                     1,400       22,596
---------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 2.3%
   RESTAURANTS -- 2.3%
McDonald's Corp.                     4,000       72,440
---------------------------------------------------------
MEDIA -- 4.4%
   BROADCASTING & CABLE -- 3.6%
Comcast Corp., Special Class A (a)   1,900       43,719
Liberty Media Corp., Class A (a)     8,500       70,295
---------------------------------------------------------
                                                114,014
   COMPUTER & ELECTRONICS RETAIL-- 0.8%
Circuit City Stores, Inc.            2,500       24,775
---------------------------------------------------------

CONSUMER-STAPLES -- 2.8%
FOOD, BEVERAGE & TOBACCO -- 2.8%
   PACKAGED FOODS -- 2.8%
Sara Lee Corp.                       3,800       86,754
---------------------------------------------------------

ENERGY -- 3.4%
OIL &GAS -- 3.4%
INTEGRATED OIL & GAS -- 2.3%
Marathon Oil Corp.                   1,400       29,260
Occidental Petroleum Corp.           1,500       42,795
---------------------------------------------------------
                                                 72,055
   OIL & GAS EXPLORATION & PRODUCTION-- 1.1%
Anadarko Petroleum Corp.               800       35,632
---------------------------------------------------------

FINANCIALS -- 11.2%
DIVERSIFIED FINANCIAL SERVICES-- 0.0%
Associates First Capital Corp.,
   RVO (a)                          11,400           23
---------------------------------------------------------
INSURANCE -- 11.2%
   LIFE & HEALTH INSURANCE -- 1.7%
Delphi Financial Group, Inc., Class A1,400       54,250
---------------------------------------------------------
   MULTI-LINE INSURANCE -- 2.1%
American Financial Group, Inc.       2,900       67,222
---------------------------------------------------------
   PROPERTY & CASUALTY INSURANCE-- 7.4%
Chubb Corp.                          1,900      107,179
First American Corp.                 2,900       59,305
Travelers Property Casualty Corp.,
   Class A (a)                       4,900       65,415
---------------------------------------------------------
                                                231,899




                                    SHARES        VALUE
---------------------------------------------------------
HEALTH CARE -- 19.0%
HEALTH CARE EQUIPMENT & SERVICES -- 9.1%
   HEALTH CARE DISTRIBUTORS & SERVICES -- 1.8%
WebMD Corp. (a)                      9,200    $  58,052
---------------------------------------------------------
   HEALTH CARE FACILITIES-- 7.3%
Healthsouth Corp. (a)               16,700
Stewart Enterprises, Inc. (a)       13,800       75,486
Sunrise Assisted Living, Inc. (a)    3,900       81,120
---------------------------------------------------------
                                                229,251
PHARMACEUTICALS & BIOTECHNOLOGY -- 9.9%
   BIOTECHNOLOGY -- 7.6%
Amgen, Inc.                          2,300      107,088
Gene Logic, Inc. (a)                 7,800       59,124
Protein Design Labs, Inc. (a)        8,800       73,040
---------------------------------------------------------
                                                239,252
   PHARMACEUTICALS -- 2.3%
Pfizer, Inc.                         2,300       73,071
---------------------------------------------------------

INDUSTRIALS -- 2.4%
CAPITAL GOODS -- 2.4%
   AEROSPACE & DEFENSE -- 2.4%
Honeywell International, Inc.        3,100       74,214
---------------------------------------------------------

INFORMATION-TECHNOLOGY -- 29.8%
SOFTWARE & SERVICES -- 9.6%
   APPLICATION SOFTWARE -- 2.1%
ONYX Software Corp. (a)             34,400       68,456
---------------------------------------------------------
   SYSTEMS SOFTWARE -- 7.5%
Adobe Systems, Inc.                  2,200       52,008
Microsoft Corp. (a)                  1,800       96,246
Viewpoint Corp. (a)                 28,200       87,420
---------------------------------------------------------
                                                235,674
TECHNOLOGY HARDWARE & EQUIPMENT -- 20.2%
   COMPUTER HARDWARE -- 5.0%
Auspex Systems, Inc. (a)            55,700       19,495
Hewlett-Packard Co.                  8,792      138,909
---------------------------------------------------------
                                                158,404
   COMPUTER STORAGE & PERIPHERALS-- 4.8%
Lexmark International, Inc. (a)      1,500       89,130
SanDisk Corp. (a)                    3,100       61,287
---------------------------------------------------------
                                                150,417
   ELECTRONIC EQUIPMENT & INSTRUMENTS-- 2.2%
Trimble Navigation Ltd. (a)          5,200       68,115
---------------------------------------------------------
   SEMICONDUCTORS -- 6.7%
Pixelworks, Inc. (a)                12,100       68,970
Texas Instruments, Inc.              4,500       71,370
TriQuint Semiconductor, Inc. (a)    14,000       70,700
---------------------------------------------------------
                                                211,040
---------------------------------------------------------


See notes to investment portfolio.

October 31, 2002


COMMON STOCKS (CONTINUED)           SHARES        VALUE
---------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
   TELECOMMUNICATIONS EQUIPMENT-- 1.5%
ADC Telecommunications, Inc. (a)    30,500   $   48,190
---------------------------------------------------------

MATERIALS -- 5.7%
CONSTRUCTION MATERIALS -- 2.6%
Martin Marietta Materials, Inc.      2,900       80,736
---------------------------------------------------------
CONTAINERS & PACKAGING -- 3.1%
   PAPER PACKAGING -- 3.1%
Smurfit-Stone Container Corp. (a)    7,500       97,575
---------------------------------------------------------

TELECOMMUNICATION SERVICES -- 6.0%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.0%
   INTEGRATED TELECOMMUNICATION SERVICES -- 2.0%
Verizon Communications, Inc.         1,700       64,192
---------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 4.0%
AT&T Wireless Services, Inc. (a)    18,400      126,408
---------------------------------------------------------
TOTAL COMMON STOCKS
   (cost of $3,299,858)                       2,840,211
---------------------------------------------------------


SHORT-TERM OBLIGATION -- 10.4%          PAR        VALUE
---------------------------------------------------------
Repurchase agreement with SBC
   Warburg Ltd., dated 10/31/02, due
   11/01/02 at 1.880%, collateralized by
   U.S. Treasury Obligations with
   maturities to 11/15/28,
   market value $333,384
   proceeds $326,017)
   (cost of $326,000)           $  326,000   $  326,000
---------------------------------------------------------
TOTAL INVESTMENTS -- 100.5%
   (cost of $3,625,858)(b)                    3,166,211
---------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET-- (0.5)%        (14,925)
---------------------------------------------------------
NET ASSETS-- 100.0%                          $3,151,286
=========================================================

NOTES TO INVESTMENT PORTFOLIO:
(a)      Non-income producing.
(b)      Cost for federal income tax purposes is $3,633,877.

         ACRONYM  NAME
         RVO      Residual Value Obligation



See notes to financial statements.

Portfolio Managers' Report - Liberty Contrarian Equity Fund



Top 10 holdings as of 10/31/02 %

Nextel Communications, Class A     3.8
Amgen                              3.5
Microsoft                          3.3
Nordstrom                          2.9
Waste Management                   2.8
AOL Time Warner                    2.8
Sara Lee                           2.8
International Business Machines    2.7
Comcast                            2.6
Philip Morris Companies            2.4

Portfolio holding breakdowns are calculated as a percentage of net assets. There can be no guarantee the fund will continue to maintain these holdings in the future since it is actively managed.




Net asset value per share as of 10/31/02 ($)

Class A                           12.42
Class B                           12.07
Class C                           12.10
Class I                           12.63


Bought
--------------------------------------------------------------------------------
SARA LEE CORPORATION (2.8% of net assets)
Wall Street's short-term focus left Sara Lee Corporation off many "buy" lists. As contrarians, however, we saw management's commitment to restructuring the company as an important growth catalyst. The stock languished for a time despite a good yield and rising earnings. But investors have now taken notice of Sara Lee's improved outlook, and its shares have moved higher.

Sold
--------------------------------------------------------------------------------
OXFORD HEALTH PLANS
We bought shares of Oxford Health Plans two years ago, while the HMO industry was distinctly out of favor. Our analysis revealed that two key industry measures - prices and enrollments - were stabilizing. These trends continued and the industry attracted attention. HMO stocks later rebounded after years of stress, allowing us to sell Oxford when it reached our price target.


The fund seeks long-term capital appreciation by investing at least 80% of assets in common stocks, primarily with large and medium market capitalizations. The managers follow a contrarian approach to investing, seeking out-of-favor stocks with potential to improve.

A slowing recovery affected results
For the 12-month period that ended October 31, 2002, Liberty Contrarian Equity Fund class A shares returned negative 19.61%, without a sales charge. The fund's benchmark, the S&P 500 Index, returned negative 15.10% for the same period. The fund underperformed its benchmark as holdings chosen for their long-term potential fell when the recovery stalled.

Long and short-term strategies
Over the last 12 months, we have followed a barbell strategy. At one end are companies that we believe can weather an uncertain economic environment, thanks to satisfactory near-term prospects. Waste Management (2.8% of net assets),1 for example, has a record of relatively stable revenues independent of the economy. At the other end of the barbell are beaten-down stocks that we believe have the potential to prosper in a strengthening economy. One example of that strategy is the recently - restructured Occidental Petroleum (1.3% of net assets), which has the potential to expand earnings during periods of economic strength and rising commodity prices.

Health care strong, technology weak
Health care stocks made a positive contribution to fund performance. We took advantage of higher prices to sell HMOs and other service providers, then shifted our emphasis within the sector, adding biotechnology company Amgen (3.5% of net assets) and drug giant Pfizer (2.3% of net assets). Shares of medical device


1 Holdings are disclosed as of October 31, 2002 and are subject to change.

manufacturer Boston Scientific (2.1% of net assets) rose after the company prevailed in a legal action against a competitive maker of drug-coated stents for diseased arteries.

Prospects for renewed growth in technology remain attractive but we believe the sector will require a stronger economic background than the current one before it can prosper. Shares of technology services provider Electronic Data Systems (0.8% of net assets) fell when its earnings outlook deteriorated. Microsoft (3.3% of net assets) continues to perform well. We took profits in imaging specialist Adobe Systems (1.7% of net assets), then reinstated the fund's position when the price fell back.

Mixed results in stocks
Our contrarian approach to the consumer sector paid off in the case of Nordstrom (2.9% of net assets), which we bought at depressed prices two years ago when new management began to revitalize the company. However, manufacturers, including Goodrich (1.3% of net assets) and Honeywell International (2.3% of net assets), performed poorly. Ford Motor Co. (1.6% of net assets) fell when its credit quality and cost structure came under severe scrutiny.

A two-tiered strategy
We believe the portfolio is positioned to take advantage of a possible recovery without overlooking companies that could do well even if economic data continues to disappoint. We are encouraged by recent positive trends, such as increased worker productivity, strengthened corporate balance sheets and unemployment levels that are stable and historically low interest rates are another important element in the mix, as consumers, who account for about two-thirds of economic output, add to disposable income by refinancing their mortgages. However, we believe the US economy is unlikely to shake off its current sluggishness until corporate decision-makers are willing to expand capital spending.

/s/ John E. Maack, Jr.

John E. Maack, Jr.



/s/ Jeffrey D. Huffman

Jeffrey D. Huffman

John E. Maack, Jr., CFA and Jeffrey D. Huffman, CFA are co-portfolio managers of the fund. John Maack is the director of equities and coordinator of the team of portfolio managers at Crabbe Huson Group, Inc. (the advisor). Jeffrey Huffman was vice president and senior portfolio manager at WM Advisors, Inc. before he joined the advisor in April 2000.



 Top 5 sectors as of 10/31/02 %

[bar chart data]:

Consumer discretionary              27.7
Information technology              19.3
Financials                          12.5
Health care                          9.8
Telecommunication services           8.0


Sector breakdowns are calculated as a percentage of net assets. There is no guarantee the fund will maintain these sector breakdowns in the future since it is actively managed.


An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

Contrarian stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Performance Information - Liberty Contrarian Equity Fund


Value of a $10,000 investment
10/31/92 - 10/31/02


Performance of a $10,000 investment 10/31/92 - 10/31/02 ($)

              without     with
               sales      sales
               charge    charge
 Class A      19,251      18,144
 Class B      18,640      18,640
 Class C      18,685      18,685
 Class I      19,772        n/a


[mountain chart data]:

                  Class A shares            Class A shares             S&P 500
                  without sales charge      with sales charge          Index

10/1992          $10,000.00                $ 9,425.                   $10,000.00
                  10,537.00                  9,931.12                  10,340.00
                  10,719.30                 10,102.90                  10,467.20
                  11,155.60                 10,514.10                  10,555.10
                  11,195.70                 10,552.00                  10,698.70
                  11,542.80                 10,879.10                  10,924.40
                  11,542.80                 10,879.10                  10,660.00
                  12,035.70                 11,343.60                  10,944.60
                  12,011.60                 11,320.90                  10,976.40
                  11,970.80                 11,282.40                  10,932.50
                  12,431.60                 11,716.80                  11,346.80
                  12,408.00                 11,694.50                  11,259.50
                  12,990.00                 12,243.00                  11,492.50
                  13,143.20                 12,387.50                  11,383.40
                  13,503.40                 12,726.90                  11,521.10
                  13,946.30                 13,144.40                  11,912.80
                  13,963.00                 13,160.10                  11,590.00
                  13,408.70                 12,637.70                  11,085.80
                  13,553.50                 12,774.20                  11,227.70
                  13,579.20                 12,798.40                  11,410.70
                  13,280.50                 12,516.90                  11,131.10
                  13,826.30                 13,031.30                  11,496.20
                  14,260.50                 13,440.50                  11,966.50
                  13,979.50                 13,175.70                  11,674.50
                  14,013.10                 13,207.30                  11,936.00
                  13,595.50                 12,813.80                  11,501.50
                  13,717.90                 12,929.10                  11,671.70
                  13,726.10                 12,936.80                  11,974.00
                  14,260.00                 13,440.10                  12,439.80
                  14,749.10                 13,901.10                  12,806.80
                  14,924.70                 14,066.50                  13,183.30
                  15,282.90                 14,404.10                  13,709.30
                  15,736.80                 14,831.90                  14,027.40
                  16,314.30                 15,376.20                  14,491.70
                  16,436.70                 15,491.50                  14,527.90
                  16,523.80                 15,573.60                  15,141.00
                  15,886.00                 14,972.50                  15,086.50
                  16,978.90                 16,002.60                  15,747.30
                  16,982.30                 16,005.80                  16,051.20
                  17,057.00                 16,076.20                  16,596.90
                  16,954.70                 15,979.80                  16,751.30
                  17,483.70                 16,478.40                  16,912.10
                  18,104.30                 17,063.30                  17,160.70
                  18,095.30                 17,054.80                  17,601.70
                  17,724.30                 16,705.20                  17,668.60
                  16,685.70                 15,726.30                  16,887.70
                  17,613.40                 16,600.60                  17,244.00
                  18,326.80                 17,273.00                  18,213.10
                  18,075.70                 17,036.30                  18,715.80
                  19,021.00                 17,927.30                  20,128.80
                  18,975.40                 17,884.30                  19,730.30
                  19,206.90                 18,102.50                  20,961.50
                  19,116.60                 18,017.40                  21,127.00
                  18,543.10                 17,476.90                  20,260.80
                  18,613.60                 17,543.30                  21,468.40
                  20,919.80                 19,716.90                  22,780.10
                  22,026.50                 20,759.90                  23,793.80
                  23,537.50                 22,184.10                  25,685.40
                  23,175.00                 21,842.40                  24,247.00
                  24,595.60                 23,181.40                  25,573.40
                  23,479.00                 22,128.90                  24,719.20
                  23,469.60                 22,120.10                  25,863.70
                  23,861.50                 22,489.50                  26,308.60
                  23,849.60                 22,478.20                  26,598.00
                  25,604.90                 24,132.70                  28,515.70
                  26,711.10                 25,175.20                  29,975.70
                  26,737.80                 25,200.30                  30,281.40
                  25,187.00                 23,738.70                  29,760.60
                  24,194.60                 22,803.40                  30,968.90
                  22,198.60                 20,922.10                  30,640.60
                  18,065.20                 17,026.40                  26,213.00
                  19,374.90                 18,260.90                  27,893.30
                  21,118.70                 19,904.30                  30,158.20
                  21,372.10                 20,143.20                  31,985.80
                  21,758.90                 20,507.80                  33,828.20
                  21,745.90                 20,495.50                  35,242.20
                  20,354.10                 19,183.80                  34,146.20
                  22,342.70                 21,058.00                  35,512.00
                  24,992.60                 23,555.50                  36,886.30
                  25,310.00                 23,854.70                  36,015.80
                  26,117.40                 24,615.60                  38,007.50
                  24,978.70                 23,542.40                  36,825.50
                  23,839.60                 22,468.80                  36,641.30
                  22,647.60                 21,345.40                  35,637.40
                  22,237.70                 20,959.00                  37,893.20
                  23,351.80                 22,009.10                  38,662.40
                  24,033.70                 22,651.80                  40,935.80
                  23,418.40                 22,071.90                  38,880.80
                  22,149.20                 20,875.60                  38,146.00
                  24,988.70                 23,551.80                  41,876.60
                  25,563.40                 24,093.50                  40,616.20
                  25,808.80                 24,324.80                  39,783.50
                  26,028.20                 24,531.60                  40,762.20
                  25,783.50                 24,301.00                  40,126.30
                  27,776.60                 26,179.50                  42,618.20
                  27,040.50                 25,485.70                  40,367.90
                  27,681.40                 26,089.70                  40,198.40
                  26,275.20                 24,764.30                  37,030.70
                  27,741.30                 26,146.20                  37,212.20
                  29,494.60                 27,798.60                  38,533.20
                  27,990.30                 26,380.90                  35,022.80
                  26,562.80                 25,035.50                  32,805.90
                  28,687.90                 27,038.30                  35,351.60
                  29,075.20                 27,403.30                  35,588.50
                  28,484.90                 26,847.00                  34,723.70
                  28,205.80                 26,584.00                  34,383.40
                  26,871.70                 25,326.50                  32,234.40
                  23,321.90                 21,980.90                  29,633.10
                  23,958.60                 22,581.00                  30,199.10
                  25,882.50                 24,394.20                  32,515.40
                  26,811.70                 25,270.00                  32,801.50
                  26,471.10                 24,949.00                  32,322.60
                  25,944.40                 24,452.60                  31,698.80
                  27,075.50                 25,518.70                  32,890.70
                  25,648.70                 24,173.90                  30,897.50
                  25,074.10                 23,632.40                  30,671.90
                  22,020.10                 20,753.90                  28,488.10
                  19,910.60                 18,765.70                  26,268.90
                  20,095.70                 18,940.20                  26,439.60
                  17,413.00                 16,411.70                  23,568.30
10/2002           19,251.10                 18,144.10                  25,647.00


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance cannot predict future investment results. The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, an index does not incur fees or charges. It is not possible to invest directly in an index.


AVERAGE ANNUAL TOTAL RETURN AS OF 10/31/02 (%)


 Share class                     A                           B                            C                     I
 Inception                    1/31/89                     1/26/99                      1/26/99               10/3/96
-------------------------------------------------------------------------------------------------------------------
                     without          with        without          with        without         with         without
                       sales         sales         sales          sales         sales         sales          sales
                      charge         charge        charge         charge        charge        charge         charge
-------------------------------------------------------------------------------------------------------------------
1 year                -19.61         -24.23        -20.22        -24.21        -20.13         -20.93        -19.19
5-year                 -3.89          -5.03         -4.51         -4.76         -4.47          -4.47         -3.46
10-year                 6.77           6.14          6.43          6.43          6.45           6.45          7.05
-------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF 9/30/02 (%)

 Share class                     A                           B                            C                     I
-------------------------------------------------------------------------------------------------------------------
                     without          with        without          with        without         with         without
                       sales         sales         sales          sales         sales         sales          sales
                      charge         charge        charge         charge        charge        charge         charge
-------------------------------------------------------------------------------------------------------------------
1 year                -25.33         -29.63        -25.92        -29.62        -25.88         -26.62        -25.15
5-year                 -6.68          -7.78         -7.27         -7.51         -7.24          -7.24         -6.28
10-year                 5.68           5.06          5.35          5.35          5.37           5.37          5.95
-------------------------------------------------------------------------------------------------------------------


Past performance cannot predict future investment results. Returns and value of an investment may vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

Class B, C and I share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to its inception date. These class A share returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class B and class C shares would have been lower.

Liberty Contrarian Equity Fund - Investment Portfolio

October 31, 2002


COMMON STOCKS -- 97.6%              SHARES         VALUE
---------------------------------------------------------
CONSUMER DISCRETIONARY -- 27.7%
AUTOMOBILES & COMPONENTS -- 1.6%
   AUTOMOBILE MANUFACTURER -- 1.6%
Ford Motor Co.                    100,500    $  850,230
---------------------------------------------------------
CONSUMER DURABLES & APPAREL -- 6.5%
   APPAREL & ACCESSORIES -- 2.0%
Liz Claiborne, Inc.                36,000     1,069,920
---------------------------------------------------------
   FOOTWEAR -- 2.3%
Nike, Inc., Class B                26,800     1,264,692
---------------------------------------------------------
   LEISURE PRODUCTS -- 2.2%
Hasbro, Inc.                      120,000     1,226,400
---------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 4.5%
   HOTELS -- 2.4%
Carnival Corp.                     50,500     1,319,060
---------------------------------------------------------
   RESTAURANTS -- 2.1%
McDonald's Corp.                   64,400     1,166,284
---------------------------------------------------------
MEDIA -- 9.4%
   BROADCASTING & CABLE -- 6.6%
Comcast Corp., Special Class A (a) 61,800     1,422,018
General Motors Corp., Class H (a) 111,000     1,093,350
Liberty Media Corp., Class A (a)  129,800     1,073,446
---------------------------------------------------------
                                              3,588,814
   MOVIES & ENTERTAINMENT -- 2.8%
AOL Time Warner (a)               102,900     1,517,775
---------------------------------------------------------
RETAILING -- 5.7%
   COMPUTER & ELECTRONICS RETAIL-- 1.1%
RadioShack Corp.                   28,400       593,560
---------------------------------------------------------
   DEPARTMENT STORES -- 2.9%
Nordstrom, Inc.                    79,200     1,577,664
---------------------------------------------------------
   SPECIALTY STORES -- 1.7%
Toys "R" Us, Inc. (a)              93,000       929,070
---------------------------------------------------------

CONSUMER-STAPLES -- 5.2%
FOOD, BEVERAGES & TOBACCO -- 5.2%
   PACKAGED FOODS -- 2.8%
Sara Lee Corp.                     65,800     1,502,214
---------------------------------------------------------
   TOBACCO -- 2.4%
Philip Morris Companies, Inc.      32,600     1,328,450
---------------------------------------------------------

ENERGY -- 5.8%
OIL & GAS -- 5.8%
   INTEGRATED OIL & GAS -- 3.0%
Marathon Oil Corp.                 44,000       919,600
Occidental Petroleum Corp.         24,800       707,544
---------------------------------------------------------
                                              1,627,144

                                   SHARES         VALUE
---------------------------------------------------------
   OIL & GAS EXPLORATION & PRODUCTION-- 2.8%
Anadarko Petroleum Corp.           12,592    $  560,848
Unocal Corp.                       35,900       992,276
---------------------------------------------------------
                                              1,553,124
---------------------------------------------------------

FINANCIALS -- 12.5%
DIVERSIFIED FINANCIALS -- 4.3%
   CONSUMER FINANCE -- 1.9%
Countrywide Credit
   Industries, Inc.                20,500     1,031,355
---------------------------------------------------------
   DIVERSIFIED FINANCIAL SERVICES-- 2.4%
Morgan Stanley Dean Witter & Co.   33,300     1,296,036
---------------------------------------------------------
INSURANCE -- 8.2%
   PROPERTY & CASUALTY INSURANCE-- 8.2%
ACE Ltd.                           41,700     1,282,275
Chubb Corp.                        22,600     1,274,866
MGIC Investment Corp.              19,300       809,828
Travelers Property Casualty Corp.,
   Class A (a)                     81,100     1,082,685
---------------------------------------------------------
                                              4,449,654
---------------------------------------------------------

HEALTH-CARE -- 9.8%
HEALTH CARE EQUIPMENT & SERVICES -- 4.0%
   HEALTH CARE DISTRIBUTORS & SERVICES -- 1.5%
WebMD Corp. (a)                   131,200       827,872
---------------------------------------------------------
   HEALTH CARE EQUIPMENT -- 2.1%
Boston Scientific Corp. (a)        30,800     1,159,004
---------------------------------------------------------
   HEALTH CARE FACILITIES -- 0.4%
Healthsouth Corp. (a)              47,300       205,755
---------------------------------------------------------
PHARMACEUTICALS & BIOTECHNOLOGY -- 5.8%
   BIOTECHNOLOGY -- 3.5%
Amgen, Inc. (a)                    41,100     1,913,616
---------------------------------------------------------
   PHARMACEUTICALS -- 2.3%
Pfizer, Inc.                       39,000     1,239,030
---------------------------------------------------------

INDUSTRIALS -- 7.0%
CAPITAL GOODS -- 4.2%
   AEROSPACE & DEFENSE -- 3.7%
Goodrich (B.F.) Co.                48,000       724,800
Honeywell International, Inc.      52,700     1,261,638
---------------------------------------------------------
                                              1,986,438
---------------------------------------------------------
   CONSTRUCTION & ENGINEERING-- 0.5%
McDermott International, Inc. (a)  77,200       274,060
---------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 2.8%
   ENVIRONMENTAL SERVICES -- 2.8%
Waste Management, Inc.             66,100     1,521,622
---------------------------------------------------------




See notes to investment portfolio.

October 31, 2002


COMMON STOCKS (CONTINUED)          SHARES         VALUE
---------------------------------------------------------
INFORMATION TECHNOLOGY -- 19.3%
SOFTWARE & SERVICES -- 5.7%
   INFORMATION TECHNOLOGY CONSULTING
   & SERVICES -- 0.8%
Electronic Data Systems Corp.      29,700    $  447,282
---------------------------------------------------------
   SYSTEMS SOFTWARE -- 4.9%
Adobe Systems, Inc.                38,100       900,684
Microsoft Corp. (a)                33,400     1,785,898
---------------------------------------------------------
                                              2,686,582
TECHNOLOGY HARDWARE & EQUIPMENT -- 13.6%
   COMPUTER HARDWARE -- 4.9%
Hewlett-Packard Co. (a)            77,100     1,218,180
International Business Machines
   Corp.                           18,400     1,452,496
---------------------------------------------------------
                                              2,670,676
   COMPUTER STORAGE & PERIPHERALS -- 1.6%
Lexmark International, Inc. (a)    14,700       873,474
---------------------------------------------------------
   SEMICONDUCTORS -- 3.9%
Advanced Micro Devices, Inc.      143,800       882,932
Texas Instruments, Inc.            78,500     1,245,010
---------------------------------------------------------
                                              2,127,942
   TELECOMMUNICATIONS EQUIPMENT-- 3.2%
ADC Telecommunications, Inc. (a)  295,300       466,574
Qualcomm, Inc. (a)                 36,400     1,256,528
---------------------------------------------------------
                                              1,723,102

MATERIALS -- 2.3%
CONTAINERS & PACKAGING -- 1.3%
   PAPER PACKAGING -- 1.3%
Sealed Air Corp. (a)               47,500       727,700
---------------------------------------------------------
METALS & MINING -- 1.0%
   ALUMINUM -- 1.0%
Alcoa, Inc.                        24,300       536,058
---------------------------------------------------------

TELECOMMUNICATION-SERVICES -- 8.0%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.9%
   INTEGRATED TELECOMMUNICATION SERVICES -- 1.9%
Verizon Communications, Inc.       28,200     1,064,832
---------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 6.1%
AT&T Wireless Services, Inc. (a)  183,600     1,261,332
Nextel Communications, Inc.,
   Class A (a)                    181,200     2,043,936
---------------------------------------------------------
                                              3,305,268
TOTAL COMMON STOCKS
   (cost of $62,138,427)                     53,181,759
---------------------------------------------------------



SHORT-TERM OBLIGATION -- 2.5%          PAR         VALUE
---------------------------------------------------------
Repurchase agreement with SBC
   Warburg Ltd., dated 10/31/02, due
   11/01/02 at 1.880%, collateralized by
   U.S. Treasury Obligations with
   various maturities to 11/15/28,
   market value $1,407,167
   (repurchase proceeds $1,376,072)
   (cost of $1,376,000)        $1,376,000   $ 1,376,000
---------------------------------------------------------
TOTAL INVESTMENTS -- 100.1%
   (cost of $63,514,427)(b)                  54,557,759
---------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET-- (0.1)%        (81,458)
---------------------------------------------------------
NET ASSETS-- 100.0%                         $54,476,301
=========================================================

NOTES TO INVESTMENT PORTFOLIO:
(a)      Non-income producing.
(b)      Cost for federal income tax purposes is $64,417,880.



See notes to financial statements.

Portfolio Managers' Report - Liberty Contrarian Small-Cap Fund


Top 10 holdings as of 10/31/02 %

Arch Capital Group                 4.1
Regis                              3.5
Forest Oil                         3.5
Checkpoint Systems                 3.4
Omnicare                           2.8
Devon Energy                       2.7
Grey Wolf                          2.6
Phillips Van Heusen                2.6
Trimble Navigation Limited         2.4
Alaska Air Group                   2.3

Portfolio holding breakdowns are calculated as a percentage of net assets. There can be no guarantee the fund will continue to maintain these holdings in the future since it is actively managed.




Net asset value per share as of 10/31/02 ($)

Class A                            7.11
Class B                            7.05
Class C                            6.96
Class I                            7.16
Class Z                            7.14



Bought
--------------------------------------------------------------------------------
MARTIN MARIETTA MATERIALS  (1.8% of net assets)
Martin Marietta Materials, a leading producer of stone products used in building roads and highways, is restructuring to focus on its most profitable quarries. In addition, a shortage of high-grade aggregates has enabled the company to raise prices, improving earnings prospects for the years ahead.

Sold
--------------------------------------------------------------------------------
GREY WOLF, INC.  (2.6.% of net assets)
In 1999, a period of depressed oil and gas prices, we purchased Grey Wolf, Inc., because we believed the stocks were undervalued compared to their potential in a period of rising energy prices. Prices have since risen and Grey Wolf's stock responded favorably. With the belief that the current pricing cycle could be nearer its end than its beginning, we reduced our position earlier this year.


The fund seeks significant long-term appreciation by investing at least 80% of assets in common stocks with small market capitalizations. The managers follow a contrarian approach to investing, buying out of favor stocks that they believe have the potential to recover.

For the 12-month period that ended October 31, 2002, Liberty Contrarian Small-Cap Fund class A shares returned negative 23.14% without a sales charge, versus a negative 11.57% return for the Russell 2000 Index. The fund's focus on technology and other industries that lacked the potential to deliver earnings growth absent an economic upswing was the primary reason for its underperformance.

Early gains gave way to declines
Although the fund's returns were positive during the first part of the reporting period, which began on November 1, 2001, reports of corporate malfeasance and geopolitical concerns left investors wary of the equity markets. More important to fund performance, investors turned away from companies that lacked the potential for near-term growth in a lackluster economy as prospects for a solid recovery dimmed by the second quarter of the calendar year. As a result, our decision to add to technology holdings, which helped performance at the beginning of the period, was a significant drag on performance for the balance of the year.

Technology companies were hard-pressed to boost profits as the economy slowed to low single-digit growth and tech stocks fell faster than most market sectors.

Energy helped returns; consumer stocks a mixed result
Our decision to keep the fund's energy weighting well above that of its benchmark helped relative performance. Later in the period, we took some gains and reduced our exposure somewhat, but we still believe that natural gas reserves are being depleted faster than new deposits are being found. That scenario has the potential to benefit drillers such as Devon Energy (2.7% of net assets),1 a large independent exploration and production company, which remained in the portfolio.

Results among consumer-related sectors varied. For example, Cost Plus (1.3% of net assets), a rapidly growing retailer of discounted house wares, benefited from the strong housing market. But manufacturers, such as Tupperware known for its food storage containers, and clothing maker Phillips Van Heusen (0.7% and 2.6% of net assets, respectively) had disappointing results.

Among companies that were less sensitive to the economy's ups and downs, Regis Corporation (3.5% of net assets), the franchiser of SuperCuts hair salons did well; hair-cutting has been a relatively recession-proof business, characterized by a steady earnings stream. And our investment in Omnicare (2.8% of net assets), which manages pharmacy programs for long-term care facilities, rose on the basis of improved earnings.

Maintaining a two-tiered approach
We continue to employ a two-tier strategy in managing the fund. On one hand, we have focused on stocks with the potential to perform well in a weak economy. On the other hand, we have been making a careful transition into companies that are economically sensitive, meaning that they rely on an expanding economy to deliver improved earnings. Although our investment in the latter group was a drag on performance during the past year, we believe there are reasons to be optimistic about the US economy in the period ahead. Unemployment appears to have stabilized. Consumer spending continues to be vigorous, thanks to low inflation, low interest rates and extra cash generated by mortgage refinancings. We will continue to seek out-of-favor companies that may thrive in a better economy while retaining a portion of fund assets in issues that have been doing well despite the economy's lethargy.

/s/ John E. Maack, Jr.                      /s/ John W. Johnson

John E. Maack, Jr.                          John W. Johnson


/s/ Jeffrey D. Huffman

Jeffrey D. Huffman

John E. Maack, Jr., CFA, John W. Johnson, CFA and Jeffrey D. Huffman, CFA are co-portfolio managers of the fund. John Maack is the director of equities at Crabbe Huson Group, Inc. (the advisor). Prior to joining the advisor in 1995, John Johnson was a private investment banker. Jeffrey Huffman was vice president and senior portfolio manager at WM Advisors, Inc. before he joined the advisor in April 2000.


 Top 5 sectors as of 10/31/02 %

[bar chart data]:

Information technology              19.9
Health care                         19.0
Energy                              17.9
Consumer discretionary              17.8
Financials                          10.3


Sector breakdowns are calculated as a percentage of net assets. There is no guarantee the fund will maintain these sector breakdowns in the future since it is actively managed.



1 Holdings are disclosed as of October 31, 2002 and are subject to change.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Contrarian stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Performance Information - Liberty Contrarian Small-Cap Fund


Value of a $10,000 investment
10/31/92 - 10/31/02


Performance of a $10,000 investment 10/31/92 - 10/31/02 ($)

              without       with
               sales       sales
               charge      charge
 Class A       11,308      10,658
 Class B       11,212      11,212
 Class C       11,069      11,069
 Class I       11,387        n/a
 Class Z       11,355        n/a


[mountain chart data]:

               Class A shares            Class A shares             Russell 2000
             without sales charge        with sales charge              Index

10/1992          $10,000.00                $ 9,425.                   $10,000.00
                  10,801.00                 10,180.00                  10,765.00
                  11,327.00                 10,676.00                  11,140.00
                  12,260.00                 11,555.00                  11,516.00
                  12,045.00                 11,352.00                  11,250.00
                  12,643.00                 11,916.00                  11,615.00
                  11,997.00                 11,307.00                  11,296.00
                  13,097.00                 12,344.00                  11,796.00
                  12,810.00                 12,074.00                  11,869.00
                  12,714.00                 11,983.00                  12,033.00
                  13,073.00                 12,321.00                  12,552.00
                  13,419.00                 12,648.00                  12,906.00
                  14,137.00                 13,324.00                  13,238.00
                  14,628.00                 13,787.00                  12,803.00
                  15,239.00                 14,363.00                  13,240.00
                  16,394.00                 15,452.00                  13,656.00
                  16,493.00                 15,544.00                  13,607.00
                  15,706.00                 14,803.00                  12,889.00
                  15,423.00                 14,537.00                  12,965.00
                  15,681.00                 14,779.00                  12,819.00
                  15,582.00                 14,686.00                  12,384.00
                  16,135.00                 15,208.00                  12,587.00
                  16,934.00                 15,960.00                  13,288.00
                  16,959.00                 15,984.00                  13,244.00
                  17,304.00                 16,309.00                  13,192.00
                  16,714.00                 15,753.00                  12,659.00
                  17,024.00                 16,046.00                  13,000.00
                  17,394.00                 16,394.00                  12,836.00
                  17,815.00                 16,791.00                  13,370.00
                  18,109.00                 17,068.00                  13,600.00
                  18,478.00                 17,416.00                  13,902.00
                  18,223.00                 17,175.00                  14,141.00
                  18,313.00                 17,260.00                  14,875.00
                  18,849.00                 17,765.00                  15,732.00
                  19,028.00                 17,934.00                  16,057.00
                  19,156.00                 18,054.00                  16,345.00
                  17,612.00                 16,599.00                  15,614.00
                  18,378.00                 17,321.00                  16,270.00
                  18,863.00                 17,778.00                  16,699.00
                  18,648.00                 17,576.00                  16,681.00
                  18,797.00                 17,716.00                  17,201.00
                  19,647.00                 18,517.00                  17,552.00
                  19,741.00                 18,606.00                  18,491.00
                  19,526.00                 18,403.00                  19,220.00
                  19,215.00                 18,111.00                  18,430.00
                  18,055.00                 17,017.00                  16,821.00
                  18,689.00                 17,614.00                  17,798.00
                  18,432.00                 17,373.00                  18,494.00
                  18,501.00                 17,437.00                  18,210.00
                  18,987.00                 17,895.00                  18,960.00
                  19,982.00                 18,833.00                  19,457.00
                  20,442.00                 19,266.00                  19,846.00
                  20,470.00                 19,293.00                  19,365.00
                  20,945.00                 19,741.00                  18,451.00
                  21,251.00                 20,029.00                  18,503.00
                  22,061.00                 20,792.00                  20,561.00
                  22,897.00                 21,580.00                  21,443.00
                  22,798.00                 21,488.00                  22,440.00
                  23,788.00                 22,420.00                  22,954.00
                  24,318.00                 22,920.00                  24,634.00
                  23,426.00                 22,079.00                  23,552.00
                  22,395.00                 21,107.00                  23,399.00
                  22,236.00                 20,958.00                  23,809.00
                  20,757.00                 19,564.00                  23,433.00
                  21,552.00                 20,313.00                  25,164.00
                  21,902.00                 20,642.00                  26,201.00
                  21,950.00                 20,688.00                  26,345.00
                  20,582.00                 19,399.00                  24,925.00
                  19,166.00                 18,064.00                  24,977.00
                  15,795.00                 14,887.00                  22,954.00
                  11,563.00                 10,899.00                  18,497.00
                  12,724.00                 11,993.00                  19,945.00
                  12,883.00                 12,143.00                  20,759.00
                  12,311.00                 11,604.00                  21,846.00
                  12,709.00                 11,978.00                  23,199.00
                  12,311.00                 11,603.00                  23,507.00
                  11,261.00                 10,614.00                  21,603.00
                  11,388.00                 10,734.00                  21,940.00
                  13,870.00                 13,072.00                  23,906.00
                  14,443.00                 13,612.00                  24,255.00
                  14,760.00                 13,912.00                  25,351.00
                  14,411.00                 13,582.00                  24,657.00
                  13,536.00                 12,758.00                  23,744.00
                  13,122.00                 12,367.00                  23,749.00
                  11,085.00                 10,448.00                  23,846.00
                  12,516.00                 11,797.00                  25,270.00
                  13,740.00                 12,950.00                  28,131.00
                  13,216.00                 12,456.00                  27,678.00
                  14,758.00                 13,909.00                  32,247.00
                  15,760.00                 14,854.00                  30,122.00
                  14,806.00                 13,955.00                  28,309.00
                  14,663.00                 13,820.00                  26,658.00
                  15,060.00                 14,194.00                  28,983.00
                  15,394.00                 14,509.00                  28,050.00
                  16,762.00                 15,798.00                  30,190.00
                  16,777.00                 15,812.00                  29,302.00
                  16,315.00                 15,377.00                  27,996.00
                  14,519.00                 13,684.00                  25,120.00
                  16,030.00                 15,109.00                  27,278.00
                  17,271.00                 16,278.00                  28,699.00
                  16,285.00                 15,349.00                  26,817.00
                  15,904.00                 14,989.00                  25,505.00
                  17,621.00                 16,608.00                  27,500.00
                  18,624.00                 17,553.00                  28,176.00
                  18,687.00                 17,613.00                  29,149.00
                  17,400.00                 16,399.00                  27,572.00
                  16,685.00                 15,725.00                  26,681.00
                  13,568.00                 12,788.00                  23,090.00
                  14,713.00                 13,867.00                  24,441.00
                  16,240.00                 15,307.00                  26,332.00
                  17,465.00                 16,461.00                  27,957.00
                  17,020.00                 16,041.00                  27,666.00
                  15,731.00                 14,827.00                  26,908.00
                  17,624.00                 16,610.00                  29,072.00
                  17,146.00                 16,160.00                  29,336.00
                  15,762.00                 14,856.00                  28,034.00
                  14,681.00                 13,837.00                  26,643.00
                  12,121.00                 11,424.00                  22,620.00
                  12,009.00                 11,319.00                  22,563.00
                  10,753.00                 10,135.00                  20,943.00
10/2002           11,308.00                 10,658.00                  21,616.00


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance cannot predict future investment results. The Russell 2000 Index is an unmanaged, market capitalization-weighted index that tracks the performance of 2000 small companies. Unlike the fund, an index does not incur fees or charges. It is not possible to invest directly in an index.


AVERAGE ANNUAL TOTAL RETURN AS OF 10/31/02 (%)


Share class                 A                         B                        C                   I            Z
Inception                4/9/87                    2/12/01                  2/12/01             2/2/01       1/11/01

                   without       with        without       with        without      with        without      without
                    sales        sales        sales        sales        sales       sales        sales        sales
                   charge       charge       charge       charge       charge      charge       charge       charge
-------------------------------------------------------------------------------------------------------------------
1-year             -23.14        -7.55       -23.70       -27.52       -23.85      -24.61       -22.76       -22.81
5-year             -13.55       -14.57       -13.70       -14.01       -13.92      -13.92       -13.43       -13.84
10-year              1.24         0.64         1.15         1.15         1.02        1.02         1.31         1.28
-------------------------------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURN AS OF 9/30/02 (%)


Share class                 A                         B                        C                   I            Z
                   without       with        without       with        without      with        without      without
                    sales        sales        sales        sales        sales       sales        sales        sales
                   charge       charge       charge       charge       charge      charge       charge       charge
-------------------------------------------------------------------------------------------------------------------
1-year            -20.75        -25.31       -21.34       -25.27       -21.66      -22.44       -20.35       -20.61
5-year            -15.06        -16.06       -15.19       -15.49       -15.41      -15.41       -14.93       -15.01
10-year             0.97          0.37         0.90         0.90         0.76        0.76         1.05         1.00
-------------------------------------------------------------------------------------------------------------------




Past performance cannot predict future investment results. Returns and value of an investment may vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

Class B, C, I and Z share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to its inception date. These class A share returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class B and class C shares would have been lower.

Liberty Contrarian Small-Cap Fund - Investment Portfolio

October 31, 2002


COMMON STOCKS -- 98.5%               SHARES        VALUE
---------------------------------------------------------
CONSUMER DISCRETIONARY -- 17.8%
CONSUMER DURABLES & APPAREL -- 8.3%
   APPAREL & ACCESSORIES  2.6%
Phillips-Van Heusen Corp. (a)      50,200   $   678,704
---------------------------------------------------------
   HOMEBUILDING -- 1.6%
Walter Industries, Inc.            38,600       422,670
---------------------------------------------------------
   HOUSEWARES & SPECIALTIES -- 0.7%
Tupperware Corp.                   11,700       188,838
---------------------------------------------------------
   LEISURE PRODUCTS -- 1.6%
Nautilus Group, Inc. (a)           29,400       403,956
---------------------------------------------------------
   TEXTILES -- 1.8%
Wellman, Inc.                      47,600       480,760
---------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 1.6%
   LEISURE FACILITIES -- 1.6%
Bally Total Fitness Holding
   Corp. (a)                       62,900       427,720
---------------------------------------------------------
MEDIA -- 3.1%
   BROADCASTING & CABLE -- 0.8%
Insight Communications
   Co., Inc. (a)                   22,500       219,150
---------------------------------------------------------
   MOVIES & ENTERTAINMENT -- 2.3%
Gemstar-TV Guide
   International, Inc. (a)        163,800       591,318
---------------------------------------------------------
RETAILING -- 4.8%
   SPECIALTY STORES -- 4.8%
Cost Plus, Inc. (a)                11,500       332,362
Regis Corp.                        31,000       909,540
---------------------------------------------------------
                                              1,241,902

---------------------------------------------------------
CONSUMER-STAPLES -- 1.3%
HOUSEHOLD & PERSONAL PRODUCTS -- 1.3%
   PERSONAL PRODUCTS -- 1.3%
Playtex Products, Inc. (a)         38,900       338,430
---------------------------------------------------------

ENERGY -- 17.9%
ENERGY EQUIPMENT & SERVICES -- 8.3%
   OIL & GAS DRILLING -- 4.6%
Grey Wolf, Inc. (a)               170,500       682,000
Precision Drilling Corp. (a)       15,100       515,665
---------------------------------------------------------
                                              1,197,665
   OIL & GAS EQUIPMENT & SERVICES-- 3.7%
Grant Prideco, Inc. (a)            49,600       479,136
Universal Compression
   Holdings, Inc. (a)              24,700       479,180
---------------------------------------------------------
                                                958,316



                                    SHARES        VALUE
---------------------------------------------------------
OIL & GAS -- 9.6%
   OIL & GAS EXPLORATION & PRODUCTION-- 7.5%
Devon Energy Corp.             $   13,990   $   706,495
Forest Oil Corp. (a)               36,300       905,685
Newfield Exploration Co. (a)       10,300       360,397
---------------------------------------------------------
                                              1,972,577
   OIL & GAS REFINING & MARKETING-- 2.1%
Western Gas Resources, Inc.        16,388       542,607
---------------------------------------------------------

FINANCIALS -- 10.3
BANKS -- 0.9%
Ocwen Financial Corp. (a)          86,100       235,914
---------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES-- 0.0%
Associates First Capital Corp.,
   RVO (a)                        881,800         1,763
---------------------------------------------------------
INSURANCE -- 9.4%
   LIFE & HEALTH INSURANCE -- 1.7%
Delphi Financial Group, Inc.,
   Class A                         11,700       453,375
---------------------------------------------------------
   MULTI-LINE INSURANCE -- 1.7%
American Financial Group, Inc.     19,400       449,692
---------------------------------------------------------
   PROPERTY & CASUALTY INSURANCE -- 1.9%
First American Corp.               23,900       488,755
---------------------------------------------------------
   REINSURANCE -- 4.1%
Arch Capital Group Ltd. (a)        37,700     1,055,977
---------------------------------------------------------

HEALTH-CARE -- 19.0%
HEALTH CARE EQUIPMENT & SERVICES -- 7.1%
   HEALTH CARE DISTRIBUTORS & SERVICES -- 4.7%
Apria Healthcare Group, Inc. (a)   19,400       473,166
Omnicare, Inc.                     34,200       743,166
---------------------------------------------------------
                                              1,216,332
   HEALTH CARE EQUIPMENT -- 0.5%
Cytyc Corp. (a)                    13,000       135,980
---------------------------------------------------------
   HEALTH CARE FACILITIES -- 1.9%
Sunrise Assisted Living, Inc. (a)  23,600       490,880
---------------------------------------------------------
PHARMACEUTICALS & BIOTECHNOLOGY -- 11.9%
   BIOTECHNOLOGY -- 8.1%
Applied Molecular Evolution (a)    42,000       120,960
Gene Logic, Inc. (a)               34,400       260,752
IDEXX Laboratories, Inc. (a)       15,700       541,650
Lexicon Genetics, Inc. (a)         94,800       437,028
Progenics Pharmaceuticals, Inc. (a)39,100       279,565
Protein Design Labs, Inc. (a)      58,000       481,400
---------------------------------------------------------
                                              2,121,355
   PHARMACEUTICALS -- 3.8%
ICOS Corp. (a)                     23,000       568,330
Sicor, Inc. (a)                    29,100       433,008
---------------------------------------------------------
                                              1,001,338



See notes to investment portfolio.

October 31, 2002


COMMON STOCKS (CONTINUED)           SHARES        VALUE
---------------------------------------------------------
INDUSTRIALS -- 6.8%
CAPITAL GOODS -- 2.5%
   CONSTRUCTION & ENGINEERING -- 0.7%
Quanta Services, Inc. (a)          60,300   $   191,754
---------------------------------------------------------
   ELECTRICAL COMPONENTS & EQUIPMENT-- 1.8%
Electro Scientific Industries,
   Inc. (a)                        24,600       459,528
---------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES  -- 2.0%
   ENVIRONMENTAL SERVICES -- 1.3%
Tetra Tech, Inc.                   36,650       325,452
---------------------------------------------------------
   OFFICE SERVICES & SUPPLIES-- 0.7%
Mail-Well, Inc. (a)               125,400       189,354
---------------------------------------------------------
TRANSPORTATION -- 2.3%
   AIRLINES -- 2.3%
Alaska Air Group, Inc.             27,800       601,592
---------------------------------------------------------

INFORMATION TECHNOLOGY -- 19.9%
SOFTWARE & SERVICES -- 7.4%
   APPLICATION SOFTWARE -- 3.1%
Creo, Inc. (a)                     52,400       340,600
ONYX Software Corp. (a)           197,300       392,627
Verity, Inc. (a)                    9,000        81,180
---------------------------------------------------------
                                                814,407
   SYSTEMS SOFTWARE -- 4.3%
Red Hat, Inc. (a)                  96,900       435,081
Sybase, Inc. (a)                   36,700       470,127
Viewpoint Corp. (a)                69,900       216,690
---------------------------------------------------------
                                              1,121,898
TECHNOLOGY HARDWARE & EQUIPMENT -- 12.5%
   COMPUTER HARDWARE -- 0.1%
Auspex Systems, Inc. (a)          104,000        36,400
---------------------------------------------------------
   COMPUTER STORAGE & PERIPHERALS-- 1.5%
SanDisk Corp. (a)                  19,100       377,607
---------------------------------------------------------
   ELECTRONIC EQUIPMENT & INSTRUMENTS -- 5.9%
Checkpoint Systems, Inc.           88,600       894,860
Trimble Navigation Ltd. (a)        48,700       637,921
---------------------------------------------------------
                                              1,532,781
   SEMICONDUCTORS -- 4.1%
Pixelworks, Inc. (a)               87,100       496,470
TriQuint Semiconductor, Inc. (a)  113,800       574,690
---------------------------------------------------------
                                              1,071,160
   TELECOMMUNICATIONS EQUIPMENT-- 0.9%
Centillium Communications,
   Inc. (a)                        76,500       232,560
---------------------------------------------------------


                                    SHARES        VALUE
---------------------------------------------------------
MATERIALS -- 5.5%
CHEMICALS -- 2.7%
   COMMODITY CHEMICALS -- 0.9%
Nova Chemicals Corp.               11,900   $   235,620
---------------------------------------------------------
   CONSTRUCTION MATERIALS -- 1.8%
Martin Marietta Materials, Inc.    17,200       478,848
---------------------------------------------------------
CONTAINERS & PACKAGING -- 1.8%
   METAL & GLASS CONTAINERS -- 1.8%
AptarGroup, Inc.                   17,200       480,396
---------------------------------------------------------
METALS & MINING -- 1.0%
   ALUMINUM -- 1.0%
Century Aluminum Co.               40,600       257,810
---------------------------------------------------------
TOTAL COMMON STOCKS
   (cost of $37,289,131)                     25,723,141
---------------------------------------------------------

SHORT-TERM OBLIGATION -- 1.7%          PAR
---------------------------------------------------------
Repurchase agreement with SBC
   Warburg Ltd., dated 10/31/02, due
   11/01/02 at 1.880%, collateralized by
   U.S. Treasury Obligations with
   maturities to 11/15/28,
   market value $439,740 (repurchase
   proceeds $430,022)
   (cost of $430,000)          $  430,000       430,000
---------------------------------------------------------
TOTAL INVESTMENTS -- 100.2%
   (cost of $37,719,131)(b)                  26,153,141
---------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET-- (0.2)%       (45,400)
---------------------------------------------------------
NET ASSETS-- 100.0%                         $26,107,741
=========================================================

NOTES TO INVESTMENT PORTFOLIO:
(a)      Non-income producing.
(b)      Cost for federal income tax purposes is $37,751,531.

         ACRONYM  NAME
         RVO      Residual Value Obligation



See notes to financial statements.

Portfolio Managers' Report - Liberty Contrarian Income Fund


Top issuers as of 10/31/02 (%)

U.S. Treasury Notes,                      25.4
International Business Machines            2.2
Bank One                                   1.9
Pitney Bowes                               1.9
Wells Fargo                                1.9
Alcan                                      1.8
GNMA                                       1.8
Abbott Laboratories                        1.7
International Paper                        1.7
Wal-Mart Stores                            1.5



Asset allocation as of 10/31/02 (%)

US Treasury Bonds                         25.4
Corporate bonds                           67.1
Mortgage-backed securities                 2.4
Other                                      5.1


Maturity as of 10/31/02 (%)

< 1 year                                   3.1
1-3 years                                 37.4
3-5 years                                 23.1
5-7 years                                 11.3
7-10 years                                21.8
> 10 years                                 3.3

Portfolio holding breakdowns are calculated as a percentage of net assets. There can be no guarantee the fund will continue to maintain these holdings in the future since it is actively managed.




The fund seeks to provide shareholders with the highest level of current income consistent with preservation of capital. The managers invest at least 65% of assets in US government debt, investment grade corporate bonds and cash equivalents. The managers follow a basic contrarian approach to investing.



For the 12-month period that ended October 31, 2002, Liberty Contrarian Income Fund class A shares delivered a total return of 5.59%, without a sales charge. This compares favorably to a 5.49% return achieved by the fund's benchmark index, the Lehman Brothers Government/Credit Bond Index.



Shorter term issues performed well
The period began in the wake of the September 11, 2001 tragedy, a time of significant pessimism regarding prospects for the US economy. A surprisingly resilient consumer helped push economic growth higher through the first quarter of 2002. Bond prices declined and yields rose as robust economic growth heightened concerns about inflation. However, by summer the economy appeared to have stalled. Yields on shorter-dated securities fell more than longer-dated securities as prospects for further interest rate cuts by the Federal Reserve increased in light of slower economic growth.



Investors shifted to bonds
Slumping corporate earnings, geopolitical worries and corporate accounting scandals undercut confidence and drove equities indices lower. Investors responded by rethinking their asset allocation and directing part of their portfolios from stocks into bonds in pursuit of lower volatility and more stable returns. The fund performed well as its high quality, well-diversified holdings buffered it from the significant price declines experienced in corporate bonds in the less-than-robust economic environment.



Expanded corporate holdings
During the period we increased the fund's exposure to corporate bonds as yield differentials with US Treasury securities increased to a point where they appeared to offer greater value for the slight increase in risk. Uncovering good values among high quality corporate issuers whose earnings and cash flow should improve has been a high priority. We felt that this contrarian approach

Credit ratings as of 10/31/02 (%)

AAA                                       31.1
AA                                        10.2
AA-                                        7.7
A+                                        14.0
A                                         11.5
A-                                        10.1
BBB+                                       8.2
BBB                                        6.4
BBB-                                       0.7
BB-                                        0.1

Credit ratings are calculated as a percentage of total investments. There is no guarantee the fund will maintain these breakdowns in the future since it is actively managed.




Net asset value per share as of 10/31/02 ($)

Class A                                   10.93
Class B                                   11.02
Class C                                   11.00
Class I                                   10.85
Class Z                                   10.84



Distributions per share
11/1/01 - 10/31/02 ($)

Class A                                    0.57
Class B                                    0.49
Class C                                    0.49
Class I                                    0.61
Class Z                                    0.59



to investing, in the face of weakening overall growth prospects, would benefit shareholders as we proceed through the year and into 2003.

Purchases included Baxter International, which makes health care products, and drug maker Abbott Laboratories (1.1% and 1.7% of net assets, respectively).1 We also found value among energy issues, including ChevronTexaco, and Conoco (1.3% and 1.6% of net assets, respectively). To capitalize on the strong market for new homes, we added bonds of Wells Fargo Corporation, mortgage lender Countrywide Credit, and housing products manufacturer Masco Corporation (1.9%, 1.2% and 1.3% of net assets, respectively). By the end of the period more than two-thirds of the portfolio was committed to corporate securities.

Positioned for an improving economy
We have positioned the portfolio for the moderate economic growth that we anticipate in the months ahead. Housing activity, rail shipments and retail sales are all in positive trends; consumer income is growing and unemployment seems to have stabilized. In addition, mortgage refinancings have freed up substantial cash for homeowners. We believe that increased defense spending and lower taxes could also stimulate the economy. The big unknowns are the timing of a pickup in capital spending by corporations and the high cost of raising capital.

Our approach going forward will be consistent with our history; a contrarian, price-sensitive search for high-quality, investment-grade bonds that we can buy and hold. In terms of maturity, we continue to focus on shorter-term issues that have the potential to hold up better if a stronger economy revives inflationary pressures.


/s/ Garth R. Nisbet

Garth R. Nisbet



/s/ Paul C. Rocheleau

Paul C. Rocheleau

Garth R. Nisbet, CFA and Paul C. Rocheleau are co-portfolio managers of the fund. Garth Nisbet is chief investment officer and joined Crabbe Huson Group Inc. (the advisor) in 1995. Paul Rocheleau joined the advisor in 1992.


An investment in the fund offers attractive income and total return opportunities but also involves certain risks. The value of an investment in the fund will fluctuate with changes in interest rates.

1 Holdings are disclosed as of October 31, 2002 and are subject to change.

Performance Information - Liberty Contrarian Income Fund


Value of a $10,000 investment
10/31/92 - 10/31/02

Performance of a $10,000 investment
10/31/92 - 10/31/02 ($)

              without     with
               sales      sales
               charge    charge
 Class-A      19,348      18,429
 Class B      18,884      18,884
 Class C      18,920      18,920
 Class I      19,666        n/a
 Class Z      19,408        n/a


[mountain chart data]:

                                                                 Lehman Brothers
               Class A shares           Class A shares             Gov't/Credit
            without sales charge      with sales charge            Bond Index

10/1992          $10,000.00                $ 9,425.                   $10,000.00
                  10,010.00                  9,535.00                   9,992.00
                  10,148.00                  9,666.00                  10,163.00
                  10,295.00                  9,806.00                  10,384.00
                  10,412.00                  9,917.00                  10,600.00
                  10,451.00                  9,955.00                  10,636.00
                  10,488.00                  9,990.00                  10,718.00
                  10,464.00                  9,967.00                  10,713.00
                  10,553.00                 10,051.00                  10,956.00
                  10,609.00                 10,105.00                  11,026.00
                  10,692.00                 10,184.00                  11,280.00
                  10,755.00                 10,245.00                  11,319.00
                  10,776.00                 10,264.00                  11,366.00
                  10,758.00                 10,247.00                  11,237.00
                  10,787.00                 10,274.00                  11,287.00
                  10,933.00                 10,414.00                  11,456.00
                  10,763.00                 10,251.00                  11,206.00
                  10,505.00                 10,006.00                  10,932.00
                  10,364.00                  9,871.00                  10,841.00
                  10,407.00                  9,913.00                  10,822.00
                  10,431.00                  9,936.00                  10,797.00
                  10,616.00                 10,111.00                  11,013.00
                  10,614.00                 10,109.00                  11,017.00
                  10,470.00                  9,973.00                  10,851.00
                  10,484.00                  9,986.00                  10,839.00
                  10,407.00                  9,913.00                  10,819.00
                  10,399.00                  9,905.00                  10,891.00
                  10,572.00                 10,070.00                  11,100.00
                  10,717.00                 10,208.00                  11,357.00
                  10,752.00                 10,241.00                  11,433.00
                  10,868.00                 10,352.00                  11,593.00
                  11,091.00                 10,564.00                  12,079.00
                  11,227.00                 10,694.00                  12,176.00
                  11,264.00                 10,729.00                  12,128.00
                  11,381.00                 10,841.00                  12,284.00
                  11,533.00                 10,985.00                  12,409.00
                  11,733.00                 11,176.00                  12,591.00
                  11,955.00                 11,387.00                  12,799.00
                  12,164.00                 11,587.00                  12,987.00
                  12,205.00                 11,625.00                  13,068.00
                  11,874.00                 11,310.00                  12,791.00
                  11,832.00                 11,270.00                  12,683.00
                  11,721.00                 11,164.00                  12,596.00
                  11,693.00                 11,138.00                  12,574.00
                  11,817.00                 11,256.00                  12,741.00
                  11,838.00                 11,276.00                  12,771.00
                  11,852.00                 11,289.00                  12,739.00
                  12,051.00                 11,479.00                  12,966.00
                  12,314.00                 11,729.00                  13,268.00
                  12,553.00                 11,957.00                  13,512.00
                  12,409.00                 11,819.00                  13,362.00
                  12,419.00                 11,829.00                  13,378.00
                  12,427.00                 11,837.00                  13,406.00
                  12,222.00                 11,642.00                  13,246.00
                  12,437.00                 11,847.00                  13,440.00
                  12,537.00                 11,941.00                  13,565.00
                  12,714.00                 12,110.00                  13,728.00
                  13,246.00                 12,617.00                  14,148.00
                  13,023.00                 12,404.00                  13,989.00
                  13,269.00                 12,638.00                  14,209.00
                  13,579.00                 12,934.00                  14,436.00
                  13,682.00                 13,032.00                  14,513.00
                  13,847.00                 13,189.00                  14,665.00
                  14,071.00                 13,402.00                  14,872.00
                  14,010.00                 13,345.00                  14,842.00
                  14,065.00                 13,397.00                  14,888.00
                  14,093.00                 13,424.00                  14,963.00
                  14,297.00                 13,618.00                  15,123.00
                  14,458.00                 13,771.00                  15,277.00
                  14,478.00                 13,790.00                  15,289.00
                  14,801.00                 14,098.00                  15,587.00
                  15,237.00                 14,514.00                  16,033.00
                  15,100.00                 14,383.00                  15,919.00
                  15,144.00                 14,425.00                  16,015.00
                  15,197.00                 14,475.00                  16,055.00
                  15,326.00                 14,598.00                  16,169.00
                  15,110.00                 14,392.00                  15,784.00
                  15,219.00                 14,496.00                  15,863.00
                  15,251.00                 14,526.00                  15,903.00
                  15,135.00                 14,416.00                  15,739.00
                  15,091.00                 14,374.00                  15,690.00
                  15,019.00                 14,305.00                  15,646.00
                  14,999.00                 14,287.00                  15,634.00
                  15,178.00                 14,457.00                  15,774.00
                  15,164.00                 14,444.00                  15,815.00
                  15,179.00                 14,458.00                  15,806.00
                  15,094.00                 14,377.00                  15,709.00
                  15,079.00                 14,363.00                  15,705.00
                  15,261.00                 14,536.00                  15,901.00
                  15,530.00                 14,792.00                  16,132.00
                  15,414.00                 14,681.00                  16,052.00
                  15,412.00                 14,680.00                  16,038.00
                  15,722.00                 14,975.00                  16,365.00
                  15,857.00                 15,104.00                  16,539.00
                  16,087.00                 15,323.00                  16,772.00
                  16,113.00                 15,347.00                  16,836.00
                  16,185.00                 15,416.00                  16,942.00
                  16,483.00                 15,700.00                  17,231.00
                  16,814.00                 16,016.00                  17,571.00
                  16,994.00                 16,187.00                  17,866.00
                  17,168.00                 16,352.00                  18,050.00
                  17,267.00                 16,447.00                  18,133.00
                  17,122.00                 16,309.00                  17,997.00
                  17,199.00                 16,382.00                  18,101.00
                  17,242.00                 16,423.00                  18,188.00
                  17,630.00                 16,793.00                  18,641.00
                  17,782.00                 16,937.00                  18,880.00
                  18,063.00                 17,205.00                  19,054.00
                  18,330.00                 17,459.00                  19,537.00
                  18,108.00                 17,248.00                  19,217.00
                  18,003.00                 17,148.00                  19,065.00
                  18,052.00                 17,194.00                  19,204.00
                  18,187.00                 17,323.00                  19,368.00
                  17,858.00                 17,010.00                  18,974.00
                  18,185.00                 17,321.00                  19,343.00
                  18,408.00                 17,534.00                  19,521.00
                  18,580.00                 17,697.00                  19,686.00
                  18,875.00                 17,978.00                  19,923.00
                  19,079.00                 18,173.00                  20,369.00
                  19,438.00                 18,514.00                  20,807.00
10/2002           19,348.00                 18,429.00                  20,607.00


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance cannot predict future investment results. The Lehman Brothers Government/Credit Bond Index is an unmanaged index that tracks the performance of a selection of US government and investment grade US corporate bonds. Unlike the fund, an index does not incur fees or charges. It is not possible to invest directly in an index.



AVERAGE ANNUAL TOTAL RETURN AS OF 10/31/02 (%)


Share class                   A                        B                         C                 I           Z
Inception                  1/31/89                  9/15/99                   9/15/99          10/19/98     9/15/99
-------------------------------------------------------------------------------------------------------------------
                   without       with        without       with        without      with       without      without
                    sales        sales        sales        sales        sales       sales       sales        sales
                   charge       charge       charge       charge       charge      charge       charge       charge
-------------------------------------------------------------------------------------------------------------------
1-year               5.59        0.57         4.75         0.25         4.77        3.77         5.96         5.80
5-year               7.35        6.31         6.83         6.52         6.87        6.87         7.70         7.42
10-year              6.82        6.30         6.56         6.56         6.58        6.58         7.00         6.86
-------------------------------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURN AS OF 9/30/02 (%)


Share class                   A                        B                         C                 I           Z
-------------------------------------------------------------------------------------------------------------------
                   without       with        without       with        without      with       without      without
                    sales        sales        sales        sales        sales       sales       sales        sales
                   charge       charge       charge       charge       charge      charge       charge       charge
-------------------------------------------------------------------------------------------------------------------
1-year               7.62        2.51         6.85         1.85         6.77        5.77         8.01         7.95
5-year               7.94        6.90         7.45         7.15         7.47        7.47         8.31         8.02
10-year              6.73        6.21         6.49         6.49         6.50        6.50         6.91         6.77
-------------------------------------------------------------------------------------------------------------------



Past performance cannot predict future investment results. Returns and value of an investment may vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

Class B, C, I and Z share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to its inception date. These class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the class B and class C shares would have been lower.

Liberty Contrarian Income Fund - Investment Portfolio


October 31, 2002


CORPORATE FIXED-INCOME
BONDS & NOTES -- 67.1%               PAR         VALUE
---------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE -- 19.2%
DEPOSITORY INSTITUTIONS-- 6.7%
Alliance Capital Management,
   5.625% 08/15/06             $  200,000   $   209,380
Bank One Corp.:
   5.250% 01/30/13                500,000       509,155
   6.000% 08/01/08                200,000       221,108
Citicorp,
   6.375% 11/15/08                100,000       110,814
Citigroup, Inc.:
   5.500% 08/09/06                100,000       107,184
   5.625% 08/27/12                400,000       411,048
J.P. Morgan & Co., Inc.,
   7.625% 09/15/04                100,000       108,355
Mellon Funding Corp.,
   6.400% 05/14/11                150,000       164,976
Wells Fargo & Co.,
   5.125% 09/01/12                250,000       255,700
Wells Fargo Financial:
   5.875% 08/15/08                150,000       166,520
   6.125% 02/15/06                 50,000        54,553
   6.125% 04/18/12                250,000       273,538
---------------------------------------------------------
                                              2,592,331
FINANCIAL SERVICES -- 1.5%
Boeing Capital Corp.,
   5.650% 05/16/06                250,000       256,040
Heller Financial, Inc.,
   6.375% 03/15/06                100,000       108,886
Sears, Roebuck & Co. Acceptance Corp.:
   6.750% 08/15/11                175,000       162,298
   6.930% 11/15/02                 50,000        50,010
---------------------------------------------------------
                                                577,234
HOLDING & OTHER INVESTMENT OFFICES -- 0.5%
Washington Mutual Bank,
   6.875% 06/15/11                160,000       178,168
---------------------------------------------------------
INSURANCE CARRIERS -- 2.2%
Allstate Corp.,
   5.375% 12/01/06                350,000       368,777
American General Finance Corp.,
   6.200% 03/15/03                 50,000        50,785
Chubb Corp.,
   6.000% 11/15/11                300,000       303,957
Lincoln National Corp.,
   6.500% 03/15/08                100,000       106,841
---------------------------------------------------------
                                                830,360



                                      PAR         VALUE
---------------------------------------------------------
NON-DEPOSITORY CREDIT INSTITUTIONS -- 3.7%
Countrywide Home Loan:
   5.250% 05/22/03             $  150,000      $152,575
   5.625% 05/15/07                300,000       312,243
Ford Motor Credit Co.,
   6.875% 02/01/06                150,000       139,423
General Motors Acceptance Corp.,
   6.850% 06/17/04                300,000       306,312
Household Finance Corp.:
   6.400% 06/17/08                250,000       217,545
   7.200% 07/15/06                100,000        89,816
Toyota Motor Credit Corp.,
   5.650% 01/15/07                200,000       216,584
---------------------------------------------------------
                                              1,434,498
SECURITY BROKERS & DEALERS -- 4.6%
Bear Stearns Cos., Inc.:
   5.700% 01/15/07                240,000       255,830
   6.875% 10/01/05                100,000       108,535
Goldman Sachs Group, Inc.:
   5.700% 09/01/12                400,000       408,712
   6.875% 01/15/11                150,000       163,857
   7.800% 01/28/10                150,000       171,201
Lehman Brothers, Inc.,
   6.625% 02/15/08                350,000       384,969
Merrill Lynch & Co., Inc.,
   6.560% 12/16/07                250,000       278,765
---------------------------------------------------------
                                              1,771,869

MANUFACTURING -- 24.7
CHEMICALS & ALLIED PRODUCTS -- 4.2%
Abbott Laboratories,
   6.400% 12/01/06                600,000       671,154
Bristol-Myers Squibb,
   4.750% 10/01/06                350,000       367,192
Dupont (E.I.) de Nemours & Co.,
   8.250% 09/15/06                100,000       118,098
Eli Lilly & Co.:
   5.500% 07/15/06                100,000       108,038
   6.000% 03/15/12                325,000       356,424
---------------------------------------------------------
                                              1,620,906
ELECTRONIC & ELECTRICAL EQUIPMENT-- 0.9%
General Electric Capital Corp.:
   4.250% 01/28/05                200,000       207,730
   5.375% 04/23/04                150,000       157,175
---------------------------------------------------------
                                                364,905




See notes to investment portfolio.

October 31, 2002


CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)            PAR         VALUE
---------------------------------------------------------
MANUFACTURING -- (CONTINUED)
FABRICATED METAL -- 1.6%
Masco Corp.:
   5.875% 07/15/12             $  400,000   $   416,908
   6.750% 03/15/06                 75,000        81,711
Snap-on, Inc.,
   6.625% 10/01/05                 90,000        98,710
---------------------------------------------------------
                                                597,329
FOOD & KINDRED PRODUCTS -- 4.7%
Campbell Soup Co.,
   5.875% 10/01/08                250,000       274,182
Coca-Cola Co.,
   5.750% 03/15/11                100,000       108,046
Coca-Cola Enterprises, Inc.:
   4.375% 09/15/09                500,000       501,985
   5.375% 08/15/06                125,000       133,514
Conagra, Inc.,
   6.000% 09/15/06                250,000       271,010
Diageo Capital PLC,
   7.250% 11/01/09                100,000       114,529
General Mills, Inc.,
   5.125% 02/15/07                400,000       419,988
---------------------------------------------------------
                                              1,823,254
MACHINERY & COMPUTER EQUIPMENT -- 5.7%
Deere & Co.,
   6.950% 04/25/14                200,000       228,836
International Business Machines Corp.:
   4.250% 09/15/09                750,000       748,342
   7.250% 11/01/02                100,000        99,997
Pitney Bowes, Inc.,
   4.625% 10/01/12                750,000       733,357
Raytheon Co.,
   6.150% 11/01/08                 75,000        78,949
United Technologies Corp.,
   4.875% 11/01/06                300,000       316,428
---------------------------------------------------------
                                              2,205,909
MEASURING & ANALYZING INSTRUMENTS-- 1.1%
Baxter International, Inc.,
   5.250% 05/01/07                400,000       419,596
---------------------------------------------------------
MISCELLANEOUS MANUFACTURING-- 1.0%
Cooper Industries, Inc.,
   6.375% 05/08/08                 50,000        54,923
Ingersoll-Rand Co.:
   5.800% 06/01/04                150,000       157,089
   6.250% 05/15/06                150,000       163,668
---------------------------------------------------------
                                                375,680
PAPER PRODUCTS-- 1.7%
International Paper Co.,
   6.750% 09/01/11                600,000       653,562
---------------------------------------------------------



                                      PAR         VALUE
---------------------------------------------------------
PRIMARY METAL -- 3.5%
Alcan, Inc.,
   4.875% 09/15/12             $  700,000   $   695,359
Alcoa, Inc.:
   5.375% 01/15/13                350,000       362,068
   7.375% 08/01/10                250,000       289,605
---------------------------------------------------------
                                              1,347,032
RUBBER & PLASTIC -- 0.3%
Illinois Tool Works,
   6.875% 11/15/08                100,000       116,029
---------------------------------------------------------

MINING & ENERGY -- 5.1%
COAL MINING-- 1.0%
Minnesota Mining & Manufacturing,
   4.150% 06/30/05                375,000       392,077
---------------------------------------------------------
CRUDE PETROLEUM & NATURAL GAS-- 0.9%
Consolidated Natural Gas,
   5.375% 11/01/06                350,000       357,921
---------------------------------------------------------
OIL & GAS EXTRACTION-- 0.3%
Occidental Petroleum Corp.,
   6.750% 11/15/02                100,000       100,108
---------------------------------------------------------
OIL & GAS FIELD SERVICES-- 2.9%
ChevronTexaco Capital Co.,
   3.500% 09/17/07                500,000       505,220
Conoco, Inc.,
   5.900% 04/15/04                585,000       615,192
---------------------------------------------------------
                                              1,120,412

RETAIL TRADE -- 9.2%
AUTO DEALERS & GAS STATIONS -- 1.0%
DaimlerChrysler NA Holding Corp.,
   7.300% 01/15/12                350,000       380,209
---------------------------------------------------------
FOOD STORES -- 1.9%
Kroger Co.,
   7.000% 05/01/18                100,000       100,894
Safeway, Inc.:
   3.625% 11/05/03                200,000       201,920
   5.800% 08/15/12                300,000       314,103
   6.500% 11/15/08                100,000       110,522
---------------------------------------------------------
                                                727,439
GENERAL MERCHANDISE STORES -- 1.9%
Target Corp.:
   5.500% 04/01/07                100,000       107,397
   5.950% 05/15/06                 50,000        53,988
Wal-Mart Stores, Inc.:
   5.450% 08/01/06                150,000       162,372
   6.875% 08/10/09                250,000       288,685
   8.000% 09/15/06                100,000       116,731
---------------------------------------------------------
                                                729,173




See notes to investment portfolio.

October 31, 2002


CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)            PAR         VALUE
---------------------------------------------------------
RETAIL TRADE -- (CONTINUED)
MISCELLANEOUS RETAIL -- 3.2%
Colgate Palmolive Co.:
   3.980% 04/29/05             $  300,000   $   313,149
   5.340% 03/26/06                100,000       107,890
Gillette Co.,
   4.000% 06/30/05                400,000       414,692
Procter & Gamble Co.,
   4.000% 04/30/05                400,000       417,564
---------------------------------------------------------
                                              1,253,295
RESTAURANTS -- 1.2%
McDonald's Corp.:
   5.375% 04/30/07                300,000       323,739
   6.000% 04/15/11                125,000       135,671
---------------------------------------------------------
                                                459,410

SERVICES -- 2.0%
AMUSEMENT & RECREATION-- 0.2%
Circus Circus Enterprises, Inc.,
   9.250% 12/01/05                 50,000        52,000
---------------------------------------------------------
AUTO REPAIR SERVICES & PARKING -- 0.1%
Hertz Corp.,
   6.625% 05/15/08                 50,000        43,582
---------------------------------------------------------
BUSINESS SERVICES-- 0.6%
John Deere Capital Corp.:
   5.125% 10/19/06                 75,000        77,542
   5.875% 04/06/06                150,000       157,698
---------------------------------------------------------
                                                235,240
HEALTH SERVICES-- 0.7%
United HealthCare, Inc.,
   5.200% 01/17/07                250,000       263,998
---------------------------------------------------------
MOTION PICTURES -- 0.4%
Walt Disney Co.,
   4.875% 07/02/04                150,000       154,498
---------------------------------------------------------

TRANSPORTATION, COMMUNICATIONS,
ELECTRIC, GAS & SANITARY SERVICES -- 5.7%
BROADCASTING -- 0.3% CBS Corp.,
   7.150% 05/20/05                 75,000        82,063
USA Networks, Inc.,
   6.750% 11/15/05                 50,000        49,188
---------------------------------------------------------
                                                131,251
CABLE -- 0.4%
Comcast Cable Communications, Inc.:
   6.200% 11/15/08                 50,000        47,500
   6.875% 06/15/09                100,000        96,000
---------------------------------------------------------
                                                143,500




                                      PAR         VALUE
---------------------------------------------------------
ELECTRIC SERVICES-- 0.5%
Indiana Michigan Power Co.,
   6.450% 11/10/08             $   50,000   $    45,143
Kentucky Power Co.,
   6.450% 11/10/08                100,000       108,814
NorAm Energy Corp.,
   6.375% 11/01/03                 55,000        43,450
---------------------------------------------------------
                                                197,407
MOTOR FREIGHT & WAREHOUSING -- 0.3%
Ryder System, Inc.,
   6.500% 05/15/05                115,000       123,635
---------------------------------------------------------
RAILROAD-- 0.9%
Burlington Northern Santa Fe Corp.,
   6.750% 07/15/11                150,000       166,083
CSX Corp.,
   6.750% 03/15/11                100,000       108,769
Union Pacific Corp.,
   6.790% 11/09/07                 50,000        56,532
---------------------------------------------------------
                                                331,384
TELECOMMUNICATIONS -- 3.3%
AT&T Corp.,
   7.750% 03/01/07                 80,000        76,800
GTE South, Inc.,
   6.000% 02/15/08                100,000       103,517
SBC Communications, Inc.:
   5.875% 02/01/12                315,000       331,361
   6.250% 03/01/05                100,000       107,954
Viacom, Inc.,
   5.625% 08/15/12                625,000       650,963
---------------------------------------------------------
                                              1,270,595
---------------------------------------------------------
WHOLESALE TRADE -- 1.2%
NON-DURABLE GOODS-- 1.2%
Sysco Corp.:
   4.750% 07/30/05                350,000       367,752
   7.000% 05/01/06                100,000       111,278
---------------------------------------------------------

TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
   (cost of $24,766,517)                     25,854,826
---------------------------------------------------------

U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 27.8%
---------------------------------------------------------
U.S. GOVERNMENT AGENCIES-- 2.4%
Federal Home Loan Mortgage Corp.:
   7.000% 11/01/25-03/01/27        95,754        99,404
   7.500% 09/01/25                 21,163        22,294
   8.000% 06/01/26                 25,163        26,712
   9.000% 04/01/17                 30,469        33,059
   9.500% 10/01/16                  6,531         7,115
---------------------------------------------------------
                                                188,584
Federal National Mortgage Association,
   9.250% 09/01/16                 46,508        49,952
---------------------------------------------------------



See notes to investment portfolio.

October 31, 2002


U.S. GOVERNMENT AGENCIES
& OBLIGATIONS (CONTINUED)            PAR         VALUE
---------------------------------------------------------
U.S. GOVERNMENT AGENCIES-- (CONTINUED)
Government National Mortgage Association:
   6.500% 11/15/28             $  254,415   $   265,513
   7.000% 06/15/28                406,707       427,043
---------------------------------------------------------
                                                692,556

U.S. GOVERNMENT OBLIGATIONS -- 25.4%
U.S. Treasury Notes:
   2.125% 08/31/04                335,000       337,935
   2.250% 07/31/04              8,570,000     8,663,756
   2.750% 09/30/03-10/31/03       170,000       172,286
   4.000% 04/30/03                225,000       227,988
   4.250% 05/31/03                240,000       244,010
   4.625% 02/28/03                 75,000        75,785
   4.750% 01/31/03                 85,000        85,690
---------------------------------------------------------
                                              9,807,450
TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
   (cost of $10,590,488)                     10,738,542
---------------------------------------------------------

ASSET-BACKED SECURITIES -- 0.0%
---------------------------------------------------------
Green Tree Financial Corp.,
   Series 1997-7, Class A-5,
   6.540% 07/15/19
   (cost of $10,409)               10,555        10,578
---------------------------------------------------------



SHORT-TERM OBLIGATION -- 4.6%         PAR         VALUE
---------------------------------------------------------
Repurchase agreement with SBC
   Warburg Ltd., dated 10/31/02, due
   11/01/02 at 1.880%, collateralized by
   U.S. Treasury Obligations with
   maturities to 11/15/28,
   market value $1,809,069
   (repurchase proceeds $1,769,092)
   (cost of $1,769,000)        $1,769,000   $ 1,769,000
---------------------------------------------------------
TOTAL INVESTMENTS -- 99.5%
   (cost of $37,136,414)(a)                  38,372,946
---------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET-- 0.5%          177,178
---------------------------------------------------------
NET ASSETS-- 100.0%                         $38,550,124
=========================================================

NOTES TO INVESTMENT PORTFOLIO:

(a) Cost for generally accepted accounting principles is Cost for federal income tax purposes is The difference between cost for generally accepted accounting principles and cost on a tax basis is related to amortization/accretion tax elections on fixed income securities.



See notes to financial statements.


Statements of Assets & Liabilities


October 31, 2002

                                                                      LIBERTY           LIBERTY           LIBERTY
                                                     LIBERTY        CONTRARIAN         CONTRARIAN       CONTRARIAN
                                                   CONTRARIAN         EQUITY           SMALL-CAP          INCOME
                                                      FUND             FUND              FUND              FUND
------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                               $3,625,858       $63,514,427     $ 37,136,414       $37,136,414
                                                    ---------       ----------      ------------        ----------
Investments, at value                               2,840,211        53,181,759       25,723,141        36,603,946
Short-Term obligations                                326,000         1,376,000          430,000         1,769,000
Cash                                                      255               878              175                38
Receivables for:
   Fund shares sold                                        --               649              297           165,633
   Interest                                                17                72               22           410,077
   Dividends                                              797            33,355            2,628                --
Expense reimbursement due from Advisor                 16,820            38,450               --
Deferred Trustees' compensation plan                    2,009             6,592            5,286             2,119
Other assets                                               --             6,966           34,095                --
                                                    ---------       ----------      ------------        ----------
   Total Assets                                     3,186,109        54,644,721       26,195,644        38,999,660
                                                    ---------       ----------      ------------        ----------

LIABILITIES:
Payable for:
   Fund shares repurchased                                 --            31,064            4,555           385,237
   Management fee                                       2,097            46,243                             24,047
   Administration fee                                     131             2,314            1,130             1,603
   Transfer agent fee                                   2,216            13,731            9,890            11,037
   Pricing & bookkeeping fees                           1,033             3,063            1,105               881
   Merger fee                                           8,296            30,019               --                --
   Trustees' fee                                           92                92              107                92
   Audit fee                                           16,499            27,520           15,375            17,750
Deferred Trustees' fee                                  2,009             6,592            5,286             2,119
Other liabilities                                       2,450             7,782           12,219             6,770
                                                    ---------       ----------      ------------        ----------
   Total Liabilities                                   34,823           168,420           87,903           449,536
                                                    ---------       ----------      ------------        ----------
NET ASSETS                                         $3,151,286       $54,476,301     $ 26,107,741       $38,550,124
                                                    ---------       ----------      ------------        ----------

COMPOSITION OF NET ASSETS:
Paid-in capital                                    $3,874,202       $66,313,061     $109,111,393       $37,283,009
Undistributed net investment income
net investment loss)                                   (2,540)           (7,830)          (6,258)           19,740
Accumulated net realized gain (loss)                 (260,729)       (2,872,262)     (71,431,404)           10,843
Net unrealized appreciation (depreciation)
   on investments                                    (459,647)       (8,956,668)     (11,565,990)        1,236,532
                                                    ---------       ----------      ------------        ----------
NET ASSETS                                         $3,151,286       $54,476,301     $ 26,107,741       $38,550,124
                                                    =========       ==========      ============        ==========




See notes to financial statements.


Statements of Assets & Liabilities (continued)


October 31, 2002

                                                                      LIBERTY           LIBERTY           LIBERTY
                                                     LIBERTY        CONTRARIAN         CONTRARIAN       CONTRARIAN
                                                   CONTRARIAN         EQUITY           SMALL-CAP          INCOME
                                                      FUND             FUND              FUND              FUND
------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                         $1,482,586       $51,444,750      $24,601,205       $22,148,662
Shares outstanding                                    171,203         4,140,496        3,459,796         2,026,997
                                                    ---------       ----------        ----------        ----------
Net asset value and redemption price per share     $     8.66(a)    $     12.42(a)   $      7.11(a)    $     10.93(a)
                                                    ---------       ----------        ----------        ----------
Maximum offering price per share
   (net asset value/(1-sales load))                $    $9.19(b)    $     13.18(b)   $      7.54(b)    $     11.48(b)
                                                    ---------       ----------        ----------        ----------

CLASS B:
Net assets                                         $1,425,009       $   645,605      $   110,322       $12,372,404
Shares outstanding                                    169,849            53,475           15,641         1,122,556
                                                    ---------       ----------        ----------        ----------
Net asset value and offering price per share       $     8.39(a)    $     12.07(a)   $      7.05(a)    $     11.02(a)
                                                    ---------       ----------        ----------        ----------

CLASS C:
Net assets                                         $  243,691       $   105,684      $    15,148       $ 3,889,586
Shares outstanding                                     29,069             8,735            2,175           353,738
                                                    ---------       ----------        ----------        ----------
Net asset value and offering price per share       $     8.38(a)    $     12.10(a)   $      6.96(a)    $     11.00(a)
                                                    ---------       ----------        ----------        ----------

CLASS I:
Net assets                                         $       --       $ 2,280,262      $ 1,380,359       $   129,523
Shares outstanding                                         --           180,604          192,662            11,934
                                                    ---------       ----------        ----------        ----------
Net asset value, offering and redemption
   price per share                                 $       --       $     12.63      $      7.16       $     10.85
                                                    ---------       ----------        ----------        ----------

CLASS Z:
Net assets                                         $       --       $        --      $       707       $     9,949
Shares outstanding                                         --                --               99               918
                                                    ---------       ----------        ----------        ----------
Net asset value, offering and redemption
   price per share                                 $      --        $       --       $      7.14       $     10.84
                                                    =========       ==========        ==========        ==========

(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)On sales of $50,000 or more the offering price is reduced.



See notes to financial statements.


 Statements of Operations


For the Year Ended October 31, 2002

                                                                      LIBERTY           LIBERTY           LIBERTY
                                                     LIBERTY        CONTRARIAN         CONTRARIAN       CONTRARIAN
                                                   CONTRARIAN         EQUITY           SMALL-CAP          INCOME
                                                      FUND             FUND              FUND              FUND
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                         $    34,198      $    959,029      $   131,139        $      --
Interest                                                4,331            66,208           15,475         1,365,195
                                                  -----------      ------------      -----------        ----------
   Total Investment Income                             38,529         1,025,237          146,614         1,365,195

EXPENSES:
Management fee                                         34,400           865,723          420,803           209,092
Administration fee                                      2,150            43,472           21,040            13,940
Distribution fee:
   Class B                                             16,446             6,553            1,179            63,620
   Class C                                              2,437             1,008              148            22,658
 Service fee:
   Class A                                              4,434           188,203           89,700            40,633
   Class B                                              5,482             2,184              393            21,207
   Class C                                                812               335               49             7,545
Pricing & bookkeeping fees                             12,587            45,022           18,003            18,044
Transfer agent fee:
   Class A                                              8,276           118,832           93,429            59,763
   Class B                                             10,224             1,382              409            31,217
   Class C                                              1,516               212               52            11,110
   Class I                                                 --             5,731            6,421               119
   Class Z                                                 --                --                2                 6
Trustees' fee                                           5,735             9,757            7,987             6,547
Custody fee                                             3,786             8,039            6,986             5,655
Audit fee                                              18,035            29,093           16,746
Registration fee                                       43,833                             52,041            67,602
Merger costs                                            8,296            30,019               --                --
Other expenses                                          5,918                             15,342            11,510
                                                  -----------      ------------      -----------        ----------
   Total Expenses                                     184,367         1,419,999          750,730           608,645
Fees and expenses waived or reimbursed
   by Advisor:
   Class A                                            (40,194)         (236,443)        (153,751)         (174,777)
   Class B                                            (49,659)           (2,750)            (673)          (90,927)
   Class C                                             (7,362)             (422)             (85)          (32,472)
   Class I                                                 --           (33,348)         (25,396)           (1,194)
   Class Z                                                 --                --               (4)              (17)
Custody earnings credit                                   (14)              (31)            (591)              (67)
                                                  -----------      ------------      -----------        ----------
   Net Expenses                                        87,138         1,147,005          570,230           309,191
                                                  -----------      ------------      -----------        ----------
Net Investment Income (Loss)                          (48,609)         (121,768)        (423,616)        1,056,004
                                                  -----------      ------------      -----------        ----------

NET REALIZED AND UNREALIZED
(LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments              (155,743)       (1,414,562)      (3,573,936)           61,106
Net change in unrealized
  appreciation/depreciation on investments           (828,766)      (13,538,494)        (606,444)          607,962
                                                  -----------      ------------      -----------        ----------
NET GAIN (LOSS)                                      (984,509)      (14,953,056)      (4,180,380)          669,068
                                                  -----------      ------------      -----------        ----------
NET INCREASE (DECREASE) IN NET
FROM OPERATIONS                                   $(1,033,118)     $(15,074,824)     $(4,603,996)       $1,725,072
                                                  ===========      ============      ===========        ==========



See notes to financial statements.


Statements of Changes in Net Assets


                                                                                                 LIBERTY
                                                                                             CONTRARIAN FUND

                                                                                         YEAR ENDED OCTOBER 31,
                                                                                     ------------------------------

INCREASE (DECREASE) IN NET ASSETS:                                                       2002              2001
-------------------------------------------------------------------------------------------------------------------

OPERATIONS:
Net investment loss                                                                  $   (48,609)     $    (29,114)
Net realized loss on investments                                                        (155,743)         (103,521)
Net change in unrealized appreciation/depreciation
   on investments                                                                       (828,766)         (583,719)
                                                                                     -----------       -----------
Net Decrease from Operations                                                          (1,033,118)         (716,354)
                                                                                     -----------       -----------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains:
   Class A                                                                                    --          (214,400)
   Class B                                                                                    --          (131,797)
   Class C                                                                                    --            (5,794)
                                                                                     -----------       -----------
Total Distributions Declared to Shareholders                                                  --          (351,991)
                                                                                     -----------       -----------

SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                         882,555         1,453,261
   Distributions reinvested                                                                   --           211,120
   Redemptions                                                                        (1,828,645)       (2,871,186)
                                                                                     -----------       -----------
      Net Decrease                                                                      (946,090)       (1,206,805)
                                                                                     -----------       -----------

Class B:
   Subscriptions                                                                       1,406,289         1,646,413
   Distributions reinvested                                                                   --           104,683
   Redemptions                                                                        (1,589,396)         (285,960)
                                                                                     -----------       -----------
      Net Increase (Decrease)                                                           (183,107)        1,465,136
                                                                                     -----------       -----------

Class C:
   Subscriptions                                                                         152,555           317,346
   Distributions reinvested                                                                   --             4,077
   Redemptions                                                                          (138,114)          (31,734)
                                                                                     -----------       -----------
      Net Increase                                                                        14,441           289,689
                                                                                     -----------       -----------
Net Increase (Decrease) from Share Transactions                                       (1,114,756)          548,020
                                                                                     -----------       -----------
Total Decrease in Net Assets                                                          (2,147,874)         (520,325)

NET ASSETS:
Beginning of period                                                                    5,299,160         5,819,485
                                                                                     -----------       -----------
End of period (including accumulated net investment loss
   of $(2,540) and $(2,249), respectively)                                           $ 3,151,286       $ 5,299,160
                                                                                     ===========       ===========



See notes to financial statements.


Statements of Changes in Net Assets (continued)


                                                                                                 LIBERTY
                                                                                             CONTRARIAN FUND

                                                                                         YEAR ENDED OCTOBER 31,
                                                                                     ------------------------------

                                                                                         2002              2001
-------------------------------------------------------------------------------------------------------------------

CHANGES IN SHARES:
Class A:
   Subscriptions                                                                          77,795           112,158
   Issued for distributions reinvested                                                        --            17,136
   Redemptions                                                                          (154,292)         (218,042)
                                                                                     -----------       -----------
      Net Decrease                                                                       (76,497)          (88,748)
                                                                                     -----------       -----------

Class B:
   Subscriptions                                                                         128,629           131,837
   Issued for distributions reinvested                                                        --             8,637
   Redemptions                                                                          (157,491)          (22,794)
                                                                                     -----------       -----------
      Net Increase (Decrease)                                                            (28,862)          117,680
                                                                                     -----------       -----------

Class C:
   Subscriptions                                                                          13,986            26,491
   Issued for distributions reinvested                                                        --               337
   Redemptions                                                                           (13,748)           (2,487)
                                                                                     -----------       -----------
      Net Increase                                                                           238            24,341
                                                                                     -----------       -----------



See notes to financial statements.


Statements of Changes in Net Assets (continued)


                                                                                            LIBERTY CONTRARIAN
                                                                                               EQUITY FUND

                                                                                         YEAR ENDED OCTOBER 31,
                                                                                     ------------------------------

INCREASE (DECREASE) IN NET ASSETS:                                                       2002              2001
-------------------------------------------------------------------------------------------------------------------

OPERATIONS:
Net investment income (loss)                                                        $   (121,768)     $     77,391
Net realized loss on investments                                                      (1,414,562)       (1,022,700)
Net change in unrealized appreciation/depreciation
   on investments                                                                    (13,538,494)      (15,529,692)
                                                                                    ------------      ------------
Net Decrease from Operations                                                         (15,074,824)      (16,475,001)
                                                                                    ------------      ------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                    --          (303,830)
   Class I                                                                                    --           (45,470)
In excess of net investment income:
   Class A                                                                                    --          (121,249)
   Class I                                                                                    --           (18,146)
From net realized gains:
   Class A                                                                                    --        (8,196,138)
   Class B                                                                                    --           (67,240)
   Class C                                                                                    --            (6,411)
   Class I                                                                                    --        (1,668,052)
In excess of net realized gains:
   Class A                                                                                                (265,715)
   Class B                                                                                    --            (2,180)
   Class C                                                                                    --              (208)
   Class I                                                                                    --           (54,078)
                                                                                    ------------      ------------
Total Distributions Declared to Shareholders                                                  --       (10,748,717)
                                                                                    ------------      ------------

SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                      17,380,562         4,549,074
   Proceeds received in connection with merger                                                --        22,706,898
   Distributions reinvested                                                                   --         9,142,075
   Redemptions                                                                       (29,568,480)      (16,204,823)
                                                                                    ------------      ------------
      Net Increase (Decrease)                                                        (12,187,918)       20,193,224
                                                                                    ------------      ------------

Class B:
   Subscriptions                                                                         781,009           731,496
   Proceeds received in connection with merger                                                --            22,550
   Distributions reinvested                                                                   --            63,441
   Redemptions                                                                          (746,764)         (395,901)
                                                                                    ------------      ------------
      Net Increase                                                                        34,245           421,586
                                                                                    ------------      ------------

Class C:
   Subscriptions                                                                          45,962           123,025
   Proceeds received in connection with merger                                                --             4,400
   Distributions reinvested                                                                   --             1,515
   Redemptions                                                                           (24,142)           (5,621)
                                                                                    ------------      ------------
      Net Increase                                                                        21,820           123,319
                                                                                    ------------      ------------




See notes to financial statements.


Statements of Changes in Net Assets (continued)


                                                                                            LIBERTY CONTRARIAN
                                                                                               EQUITY FUND

                                                                                         YEAR ENDED OCTOBER 31,
                                                                                     ------------------------------

                                                                                         2002              2001
-------------------------------------------------------------------------------------------------------------------

Class I:
   Subscriptions                                                                    $    148,373      $  9,216,443
   Proceeds received in connection with merger                                                --         4,797,224
   Distributions reinvested                                                                   --         1,207,693
   Redemptions                                                                       (17,786,113)       (1,790,138)
                                                                                    ------------      ------------
      Net Increase (Decrease)                                                        (17,637,740)       13,431,222
                                                                                    ------------      ------------
Net Increase (Decrease) from Share Transactions                                      (29,769,593)       34,169,351
                                                                                    ------------      ------------
Total Increase (Decrease) in Net Assets                                              (44,844,417)        6,945,633

NET ASSETS:
Beginning of period                                                                   99,320,718        92,375,085
                                                                                    ------------      ------------
End of period (including overdistributed net investment
   income of $(7,830) and $(7,497), respectively)                                    $54,476,301       $99,320,718
                                                                                    ------------      ------------


CHANGES IN SHARES:
Class A:
   Subscriptions                                                                       1,017,032           252,381
   Issued in connection with merger                                                           --         1,250,380
   Issued for distributions reinvested                                                        --           519,436
   Redemptions                                                                        (2,014,892)         (915,840)
                                                                                    ------------      ------------
      Net Increase (Decrease)                                                           (997,860)        1,106,357
                                                                                    ------------      ------------

Class B:
   Subscriptions                                                                          49,008            42,012
   Issued in connection with merger                                                           --             1,260
   Issued for distributions reinvested                                                        --             3,650
   Redemptions                                                                           (50,343)          (23,563)
                                                                                    ------------      ------------
      Net Increase (Decrease)                                                             (1,335)           23,359
                                                                                    ------------      ------------

Class C:
   Subscriptions                                                                           2,843             7,114
   Issued in connection with merger                                                           --               246
   Issued for distributions reinvested                                                        --                87
   Redemptions                                                                            (1,536)             (328)
                                                                                    ------------      ------------
      Net Increase                                                                         1,307             7,119
                                                                                    ------------      ------------

Class I:
   Subscriptions                                                                           8,484           499,674
   Issued in connection with merger                                                           --           261,429
   Issued for distributions reinvested                                                        --            68,039
   Redemptions                                                                        (1,043,878)         (102,490)
                                                                                    ------------      ------------
      Net Increase (Decrease)                                                         (1,035,394)          726,652
                                                                                    ------------      ------------



See notes to financial statements.


Statements of Changes in Net Assets (continued)


                                                                                            LIBERTY CONTRARIAN
                                                                                              SMALL-CAP FUND

                                                                                         YEAR ENDED OCTOBER 31,
                                                                                     ------------------------------

INCREASE (DECREASE) IN NET ASSETS:                                                       2002              2001
-------------------------------------------------------------------------------------------------------------------

OPERATIONS:
Net investment loss                                                                 $   (423,616)     $   (442,691)
Net realized gain (loss) on investments                                               (3,573,936)          676,320
Net change in unrealized appreciation/depreciation on investments                       (606,444)       (8,654,522)
                                                                                    ------------      ------------
Net Decrease from Operations                                                          (4,603,996)       (8,420,893)
                                                                                    ------------      ------------

SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                       6,842,471        15,422,763
   Proceeds received in connection with merger                                                --         6,289,260
   Redemptions                                                                       (12,650,423)      (22,815,049)
                                                                                    ------------      ------------
      Net Decrease                                                                    (5,807,952)       (1,103,026)
                                                                                    ------------      ------------

Class B:
   Subscriptions                                                                         152,002           124,576
   Redemptions                                                                           (85,839)          (14,901)
                                                                                    ------------      ------------
      Net Increase                                                                        66,163           109,675
                                                                                    ------------      ------------

Class C:
   Subscriptions                                                                          88,964               820
   Redemptions                                                                           (63,951)               --
                                                                                    ------------      ------------
      Net Increase                                                                        25,013               820
                                                                                    ------------      ------------

Class I:
   Subscriptions                                                                         966,783         3,728,925
   Proceeds received in connection with merger                                                --        28,342,255
   Redemptions                                                                       (22,730,435)       (8,418,497)
                                                                                    ------------      ------------
      Net Increase (Decrease)                                                        (21,763,652)       23,652,683
                                                                                    ------------      ------------

Class Z:
   Subscriptions                                                                              --             1,000
                                                                                    ------------      ------------
Net Increase (Decrease) from Share Transactions                                      (27,480,428)       22,661,152
                                                                                    ------------      ------------
Total Increase (Decrease) in Net Assets                                              (32,084,424)       14,240,259

NET ASSETS:
Beginning of period                                                                   58,192,165        43,951,906
                                                                                    ------------      ------------
End of period (including accumulated net investment loss
   of $(6,258) and $(6,007), respectively)                                          $ 26,107,741      $ 58,192,165
                                                                                    ============      ============



See notes to financial statements.


Statements of Changes in Net Assets (continued)


                                                                                            LIBERTY CONTRARIAN
                                                                                              SMALL-CAP FUND

                                                                                         YEAR ENDED OCTOBER 31,
-------------------------------------------------------------------------------------------------------------------

                                                                                         2002              2001
-------------------------------------------------------------------------------------------------------------------

CHANGES IN SHARES:
Class A:
   Subscriptions                                                                         635,173         1,058,954
   Issued in connection with merger                                                           --         1,026,018
   Redemptions                                                                        (1,287,680)       (2,254,963)
                                                                                    ------------      ------------
      Net Decrease                                                                      (652,507)         (169,991)
                                                                                    ------------      ------------

Class B:
   Subscriptions                                                                          14,782            11,937
   Redemptions                                                                            (9,586)           (1,492)
                                                                                    ------------      ------------
      Net Increase                                                                         5,196            10,445
                                                                                    ------------      ------------

Class C:
   Subscriptions                                                                           8,233                92
   Redemptions                                                                            (6,150)               --
                                                                                    ------------      ------------
      Net Increase                                                                         2,083                92
                                                                                    ------------      ------------

Class I:
   Subscriptions                                                                          91,216           215,200
   Issued in connection with merger                                                           --         2,763,609
   Redemptions                                                                        (2,062,976)         (814,387)
                                                                                    ------------      ------------
      Net Increase (Decrease)                                                         (1,971,760)        2,164,422
                                                                                    ------------      ------------

Class Z:
   Subscriptions                                                                              --                99
                                                                                    ------------      ------------



See notes to financial statements.


Statements of Changes in Net Assets (continued)


                                                                                            LIBERTY CONTRARIAN
                                                                                               INCOME FUND

                                                                                         YEAR ENDED OCTOBER 31,
                                                                                     ------------------------------

INCREASE (DECREASE) IN NET ASSETS:                                                       2002              2001
-------------------------------------------------------------------------------------------------------------------

OPERATIONS:
Net investment income                                                                $ 1,056,044          $600,755
Net realized gain on investments                                                          61,106           244,257
Net change in unrealized appreciation/depreciation on investments                        607,962           683,882
                                                                                     -----------       -----------
Net Increase from Operations                                                           1,725,072         1,528,894
                                                                                     -----------       -----------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                              (680,651)         (406,455)
   Class B                                                                              (290,573)         (108,768)
   Class C                                                                              (104,261)          (37,837)
   Class I                                                                                (5,704)           (6,368)
   Class Z                                                                                   (83)          (36,537)
From net realized gains:
   Class A                                                                              (145,161)               --
   Class B                                                                               (74,757)               --
   Class C                                                                               (29,009)               --
   Class I                                                                                (1,357)               --
   Class Z                                                                                   (13)               --
                                                                                     -----------       -----------
Total Distributions Declared to Shareholders                                          (1,331,569)         (595,965)
                                                                                     -----------       -----------

SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                      17,932,501        12,013,299
   Distributions reinvested                                                              634,725           329,194
   Redemptions                                                                        (7,977,761)       (6,233,879)
                                                                                     -----------       -----------
      Net Increase                                                                    10,589,465         6,108,614
                                                                                     -----------       -----------

Class B:
   Subscriptions                                                                       8,880,188         6,746,068
   Distributions reinvested                                                              300,293            90,437
   Redemptions                                                                        (2,797,239)       (1,567,738)
                                                                                     -----------       -----------
      Net Increase                                                                     6,383,242         5,268,767
                                                                                     -----------       -----------

Class C:
   Subscriptions                                                                       2,957,685         1,825,318
   Distributions reinvested                                                               94,922            26,572
   Redemptions                                                                        (1,021,514)         (206,336)
                                                                                     -----------       -----------
      Net Increase                                                                     2,031,093         1,645,554
                                                                                     -----------       -----------

Class I:
   Distributions reinvested                                                                7,061             6,368
                                                                                     -----------       -----------

Class Z:
   Subscriptions                                                                           8,559               789
   Distributions reinvested                                                                   96            36,537
   Redemptions                                                                                --        (3,835,294)
                                                                                     -----------       -----------
      Net Increase (Decrease)                                                              8,655        (3,797,968)
                                                                                     -----------       -----------
Net Increase from Share Transactions                                                  19,019,516         9,231,335
                                                                                     -----------       -----------
Total Increase in Net Assets                                                          19,413,019        10,164,264



See notes to financial statements.


Statements of Changes in Net Assets (continued)


                                                                                            LIBERTY CONTRARIAN
                                                                                               INCOME FUND

                                                                                         YEAR ENDED OCTOBER 31,
                                                                                     ------------------------------

                                                                                         2002              2001
-------------------------------------------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                                                  $19,137,105       $ 8,972,841
                                                                                     -----------       -----------
   End of period (including undistributed net investment
      income of $19,740 and $17,016, respectively)                                   $38,550,124       $19,137,105
                                                                                     -----------       -----------


CHANGES IN SHARES:
Class A:
   Subscriptions                                                                       1,669,891         1,139,255
   Issued for distributions reinvested                                                    59,886            31,206
   Redemptions                                                                          (739,793)         (591,826)
                                                                                     -----------       -----------
      Net Increase                                                                       989,984           578,635
                                                                                     -----------       -----------

Class B:
   Subscriptions                                                                         821,768           629,952
   Issued for distributions reinvested                                                    28,092             8,492
   Redemptions                                                                          (260,070)         (145,591)
                                                                                     -----------       -----------
      Net Increase                                                                       589,790           492,853
                                                                                     -----------       -----------

Class C:
   Subscriptions                                                                         274,326           171,266
   Issued for distributions reinvested                                                     8,894             2,571
   Redemptions                                                                           (94,922)          (19,342)
                                                                                     -----------       -----------
      Net Increase                                                                       188,298           154,495
                                                                                     -----------       -----------

Class I:
      Issued for distributions reinvested                                                    672               610
                                                                                     -----------       -----------

 Class Z:
   Subscriptions                                                                             796                11
   Issued for distributions reinvested                                                        10             3,557
   Redemptions                                                                                --          (368,566)
                                                                                     -----------       -----------
      Net Increase (Decrease)                                                                806          (364,998)
                                                                                     -----------       -----------




See notes to financial statements.

Notes to Financial Statements


October 31, 2002




NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION:
Liberty Contrarian Fund "Contrarian", Liberty Contrarian Equity Fund "Equity", Liberty Contrarian Small-Cap Fund "Small-Cap" and the Liberty Contrarian Income Fund "Income", collectively the "Funds", each a series of Liberty Funds Trust III (the "Trustare registered under the Investment Company Act of 1940. All the Funds are open-end diversified portfolio investment companies. All the Funds offer Class A shares. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. All the Funds offer Class B shares. Class B shares are subject to a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four, or eight years after purchase, depending on the program under which shares were purchased. All the Funds offer Class C shares. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase. Equity, Small-Cap and Income offer Class I shares. Small-Cap and Income offer Class Z shares. Class I and Class Z shares are offered continuously at net asset value. In addition, there are certain restrictions on the purchase of Class I and Class Z shares, please refer to the prospectus. Class A and Class I shares differ principally in the service fees and shareholder servicing fees.

On February 2, 2001, Liberty Contrarian Small-Cap Fund Class A and Class I shares merged into Liberty Special Fund Class A and Class I shares, which subsequently changed its name to Liberty Contrarian Small-Cap Fund, as follows:

                   MUTUAL FUND
SHARES ISSUED  NET ASSETS RECEIVED  UNREALIZED APPRECIATION1
 ----------      ---------------       ------------------
  3,789,627        $34,631,515              $2,013,905

                  NET ASSETS OF
NET ASSETS OF     ACQUIRED FUND     NET ASSETS OF THE FUND
THE FUND PRIOR   IMMEDIATELY PRIOR     IMMEDIATELY AFTER
TO COMBINATION    TO COMBINATION           COMBINATION
-------------    ---------------       ------------------
$49,595,498        $34,631,515             $84,227,013
1 Unrealized appreciation is included in the Mutual Fund Net Assets amount shown above.

On April 20, 2001, Liberty Contrarian Balanced Fund merged into Liberty Contrarian Equity Fund as follows:

                   MUTUAL FUND
SHARES ISSUED  NET ASSETS RECEIVED  UNREALIZED APPRECIATION1
 ----------      ---------------       ------------------
  1,513,315        $27,531,072              $4,284,828

                  NET ASSETS OF
NET ASSETS OF     ACQUIRED FUND     NET ASSETS OF THE FUND
THE FUND PRIOR   IMMEDIATELY PRIOR    IMMEDIATELY AFTER
TO COMBINATION    TO COMBINATION          COMBINATION
------------     ---------------    ------------------
 $80,192,976       $27,531,072            $107,724,048

1 Unrealized appreciation is included in the Mutual Fund Net Assets amount shown above.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION AND TRANSACTIONS:
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available or quotations which management believes are not appropriate are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon specific identification method for both financial statement and federal income tax purposes.

October 31, 2002


The Funds may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices.

Small-Cap may engage in short sales. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security. The Fund is then obligated to return the security to the lender, and therefore it must subsequently purchase the same security.

Proceeds from the sale of a borrowed security remain on deposit with the broker loaning that security. Additional deposits may be required in the event that the value of the securities sold short exceeds a percentage of the amount on deposit with the broker. In addition, the borrowing fund is required to segregate cash, U.S. Government securities or other liquid securities in an amount equal to the market value of all borrowed securities less any amounts on deposit with brokers. As a result of these activities, the borrowing fund will not be deemed to create leverage merely by entering into a short selling transaction, except to the extent that income is earned on amounts on deposit with the broker. The amount on deposit with the broker plus the value of the segregated securities may not exceed 25% of net assets.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:
All income, expenses (other than the Class A, Class B and Class C service fees, Class B and Class C distribution fees and Class I transfer agent fee) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for each Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only. Class I per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for each Fund for the entire period by the transfer agent fee applicable to Class I shares only.

FEDERAL INCOME TAXES:
Consistent with the Funds' policy to qualify as regulated investment companies and to distribute all of their taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis.

Effective November 1, 2001, the Income Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The cumulative effect of this accounting change did not impact total net assets of the Income Fund, but resulted in reclassifications as follows, based on securities held by the Income Fund on November 1, 2001:

                     NET UNREALIZED
        COST          APPRECIATION
      ---------         ---------
      $(2,821)           $2,821

The effect of this change for the year ended October 31, 2002 was as follows:

         NET               NET               NET
     INVESTMENT         REALIZED         UNREALIZED
       INCOME             LOSS          APPRECIATION
      ---------         ---------       ------------
      $(33,252)          $22,160           $11,092

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders are recorded on the ex-date.

OTHER:
The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds.

The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

October 31, 2002


WRITTEN OPTIONS CONTRACTS:
Contrarian may write option contracts. A written option contract obligates the Fund to deliver a call, or receive a put, for the contract amount upon exercise by the holder of the option. The value of the option is recorded as a liability and the unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended October 31, 2002, Contrarian did not invest in any written options.

NOTE 2. FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses from wash sales, discount accretion/premium amortization on debt securities, net operating losses, capital loss carryforwards and non-deductible expenses. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

              ACCUMULATED/
              UNDISTRIBUTED
            (OVERDISTRIBUTED)      ACCUMULATED
             NET INVESTMENT        NET REALIZED          PAID-IN
              INCOME (LOSS)         GAIN (LOSS)          CAPITAL
            -----------------      ------------         ----------
Contrarian        $ 48,318           $       1          $ (48,319)
Equity             121,435                  (1)          (121,434)
Small-Cap          423,365            (284,718)          (138,647)
Income              30,813             (30,812)                (1)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended October 31, 2002 was as follows:

              ORDINARY         LONG-TERM
               INCOME        CAPITAL GAINS
              --------       -------------
Income        $1,271,887        $59,682


As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

            UNDISTRIBUTED     UNREALIZED
              ORDINARY       APPRECIATION/
               INCOME*       DEPRECIATION*
            -------------    -------------
Contrarian     $    --       $   (467,666)
Equity              --         (9,860,121)
Small-Cap           --        (11,598,390)
Income          47,311          1,222,619

* The difference between book-basis and tax-basis unrealized appreciation (depreciation), if applicable, is attributable primarily to the tax deferral of losses on wash sales.

At October 31, 2002, capital loss carryforwards available to reduce taxable income arising from net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code were as follows:

YEAR OF
EXPIRATION     CONTRARIAN      EQUITY        SMALL-CAP
------------------------------------------------------
2006                  --             --    29,843,089
2007                  --             --    29,495,685
2008                  --             --     8,389,935
2009             100,306      1,331,685            --
                 152,404        637,124     3,670,295
                --------     ----------   -----------
                $252,710     $1,968,809   $71,399,004
                --------     ----------   -----------

Of the Small-Cap capital loss carryforwards expiring in 2006, 2007 and 2008, $9,479,383, $1,838,933 and $1,615,214, respectively, were acquired as a result of a merger. Their availability for use in offsetting any future realized gains may be limited in a given year.

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

NOTE 3. FEES AND COMPENSATION
PAID TO AFFILIATES

MANAGEMENT FEE:
Crabbe Huson Group, Inc. (the "Advisor") is the investment advisor of each Fund and receives a monthly fee based on each Fund's average daily net assets.

For the Contrarian Fund, the Advisor receives a monthly fee equal to 0.80% annually of the Fund's average daily net assets.

For the Equity and the Small-Cap Funds, the Advisor receives a monthly fee as follows:
                                        ANNUAL
AVERAGE DAILY NET ASSETS               FEE RATE
------------------------               ---------
First $100 million                        1.00%
Next $400 million                         0.85%
Over $500 million                         0.60%

October 31, 2002


For the Income Fund, the Advisor receives a monthly fee as follows:

                                        ANNUAL
AVERAGE DAILY NET ASSETS               FEE RATE
------------------------               ---------
First $100 million                        0.75%
Next $400 million                         0.60%
Over $500 million                         0.50%

ADMINISTRATION FEE:
Colonial Management Associates, Inc. (the "Administrator"), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.05% annually of the Funds' average daily net assets. The Funds' Advisor delegates certain of its administrative duties to the Administrator.

PRICING AND BOOKKEEPING FEES:
The Administrator is responsible for providing pricing and bookkeeping services to the Funds under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Administrator has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Funds, the Administrator receives from each Fund an annual flat fee of $10,000, paid monthly, and in any month that the Funds' average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of each Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the year ended October 31, 2002, the net asset based fee rate for Equity is 0.40%. The Funds also pay out-of-pocket costs for pricing services.

TRANSFER AGENT FEE:
Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for Class A, Class B, Class C and Class Z shares for a monthly fee equal to 0.06% annually of each Funds' average daily net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses. The Transfer Agent also provides shareholder services for a monthly fee at the annual rate of 0.0025% for the Class I shares of Small-Cap, Equity and Income, plus reimbursements for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE
AND DISTRIBUTION FEES:
Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Administrator, is the Funds' principal underwriter. For the year ended October 31, 2002, the Distributor retained $2,859, $375 and $23,283 on sales of the Funds' Class A shares, for Contrarian, Small-Cap and Income, respectively. For Contrarian, the Distributor received contingent deferred sales charges ("CDSC") of $21,608 and $1,067 for Class B and Class C redemptions, respectively. For Equity, the Distributor received CDSC of $355, $7,113 and $72 on Class A, Class B and Class C redemptions, respectively. For Small-Cap, the Distributor received CDSC of $155 on Class B redemptions. For Income, the Distributor received CDSC of $2, $37,558 and $2,528 on Class A, Class B and Class C redemptions, respectively.

Each Fund has adopted a 12b-1 plan (the "Plan") which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:
The Advisor has agreed, until further notice, to voluntarily waive fees and bear certain Fund expenses to the extent that total Class A, Class B, Class C, Class Z and Class I expenses (exclusive of service fees, distribution fees, transfer agency fees, brokerage commissions, taxes and extraordinary expenses, if any) exceed 1.18% for Contrarian, 1.00% for Equity, 1.00% for Small-Cap and 0.38% for Income. Additionally, the Funds' advisor has voluntarily agreed to reimburse the Funds for transfer agency fees to the extent that Class A, Class B, Class C and Class Z transfer agent expenses exceed 0.17% for Contrarian, 0.17% for Equity, 0.25% for Small-Cap and 0.17% for Income.

OTHER:
The Funds pay no compensation to their officers, all of whom are employees of the Advisor, Administrator or any of their affiliates.

The Funds' Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

October 31, 2002


The Funds have an agreement with their custodian bank under which $14, $31, $591 and $67 of custody fees for Contrarian, Equity, Small-Cap and Income, respectively, were reduced by balance credits for the year ended October 31, 2002. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if the Funds have not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

For the year ended October 31, 2002, purchases and sales of investments, other than U.S. Government and short-term obligations, were as follows:

                              PURCHASES        SALES
                             -----------   -----------
Contrarian................   $ 5,461,127   $ 6,741,979
Equity....................    54,708,074    81,328,817
Small-Cap.................    27,034,987    54,507,025
Income....................    16,422,942     3,828,921

For the year ended October 31, 2002, the Income Fund had purchases and sales of U.S. Government obligations of $26,555,353 and $21,537,348, respectively.

Unrealized appreciation (depreciation) at October 31, 2002, based on cost of investments for federal income tax purposes, was:

                                                NET
                  GROSS         GROSS       UNREALIZED
               UNREALIZED    UNREALIZED    APPRECIATION/
              APPRECIATION  DEPRECIATION   DEPRECIATION
              ------------  ------------   ------------
Contrarian     $  158,749   $   (626,415) $   (467,666)
Equity          5,437,941    (15,298,062)   (9,860,121)
Small-Cap       2,208,974    (13,807,364)  (11,598,390)
Income          1,352,029       (129,410)    1,222,619

OTHER
Funds may focus their investments in certain industries, subjecting them to a greater risk than a fund that is more diversified.


NOTE 5. LINE OF CREDIT

Each Fund (other than Small-Cap) have a fundamental policy which allows it to borrow from banks, other affiliated funds and other entities to the extent permitted by application law, provided that the Fund's borrowings shall not exceed 331/3% of the value of its total net assets (exclusive of borrowings). The Funds are part of a $200,000,000 credit facility that has been set up as a means for borrowing. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by each Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in "Other expenses"on the Statement of Operations. Other investment companies managed by the Advisor also participate in the line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual fund will have access to the entire $200,000,000 at any particular time. For the year ended October 31, 2002, the Funds had no borrowings under the agreement.

NOTE 6. SUBSEQUENT EVENT

On November 4, 2002, Contrarian and Equity merged into Columbia Strategic Value Fund and Small-Cap into Liberty Small Cap Value Fund. Shareholders of the Contrarian, Equity and Small-Cap funds approved the mergers at a special meeting of shareholders held on October 18, 2002.


Financial Highlights - Liberty Contrarian Fund



Selected data for a share outstanding throughout each period is as follows:


                                                                                                               PERIOD
                                                                                                                ENDED
                                                                               YEAR ENDED OCTOBER 31,       OCTOBER 31,
                                                                        ------------------------------------------------
CLASS A SHARES                                                              2002        2001         2000       1999 (A)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $  11.28      $ 13.83      $ 10.39      $ 10.00
                                                                        --------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                    (0.08)       (0.04)       (0.01)       (0.02)
Net realized and unrealized gain (loss) on investments                     (2.54)       (1.23)        3.45         0.41
                                                                        --------      -------      -------      -------
   Total from Investment Operations                                        (2.62)       (1.27)        3.44         0.39
                                                                        --------      -------      -------      -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                                       --        (1.28)(c)       --           --
                                                                        --------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                                            $ 8.66       $11.28       $13.83       $10.39
                                                                        ========      =======      =======      =======
Total return (d)(e)                                                     (23.23)%      (9.93)%       33.11%        3.90%(f)
                                                                        ========      =======      =======      =======
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                                               1.60%        1.60%        1.60%        1.60%(h)
Net investment loss (g)                                                  (0.70)%      (0.30)%      (0.06)%      (0.15)%(h)
Waiver/reimbursement                                                       2.27%        1.86%        1.64%        3.56%(h)
Portfolio turnover rate                                                     136%         194%         130%         105%(f)
Net assets, end of period (000's)                                       $  1,483      $ 2,793      $ 4,654      $ 3,279

(a)      The Fund commenced investment operations on December 1, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c)      This distribution occurred in calendar year 2000.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)      Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)      Annualized.


Financial Highlights - Liberty Contrarian Fund (continued)


Selected data for a share outstanding throughout each period is as follows:


                                                                                                               PERIOD
                                                                                                                ENDED
                                                                               YEAR ENDED OCTOBER 31,       OCTOBER 31,
                                                                        ------------------------------------------------
CLASS B SHARES                                                              2002        2001         2000       1999 (A)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $  11.01      $ 13.63      $ 10.33      $ 10.00
                                                                        --------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                    (0.15)       (0.13)       (0.10)       (0.09)
Net realized and unrealized gain (loss) on investments                     (2.47)       (1.21)        3.40         0.42
                                                                        --------      -------      -------      -------
   Total from Investment Operations                                        (2.62)       (1.34)        3.30         0.33
                                                                        --------      -------      -------      -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                                       --        (1.28)(c)       --           --
                                                                        --------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                                          $   8.39      $ 11.01      $ 13.63      $ 10.33
                                                                        ========      =======      =======      =======
Total return (d)(e)                                                     (23.80)%     (10.66)%       31.95%        3.30%(f)
                                                                        ========      =======      =======      =======
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                                               2.35%        2.35%        2.35%        2.35%(h)
Net investment loss (g)                                                   (1.45)%     (1.05)%      (0.81)%      (0.90)%(h)
Waiver/reimbursement                                                       2.27%        1.86%        1.64%        3.56%(h)
Portfolio turnover rate                                                     136%         194%         130%         105%(f)
Net assets, end of period (000's)                                       $  1,425      $ 2,188      $ 1,104      $   209

(a)      The Fund commenced investment operations on December 1, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c)      This distribution occurred in calendar year 2000.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)      Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)      Annualized.


Financial Highlights - Liberty Contrarian Fund (continued)


Selected data for a share outstanding throughout each period is as follows:

                                                                                                               PERIOD
                                                                                                                ENDED
                                                                               YEAR ENDED OCTOBER 31,       OCTOBER 31,
                                                                        ------------------------------------------------
CLASS C SHARES                                                              2002        2001         2000       1999 (A)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $  11.01      $ 13.63      $ 10.32      $ 10.00
                                                                        --------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                    (0.15)       (0.13)       (0.10)       (0.09)
Net realized and unrealized gain (loss) on investments                     (2.48)       (1.21)        3.41         0.41
                                                                        --------      -------      -------      -------
   Total from Investment Operations                                        (2.63)       (1.34)        3.31         0.32
                                                                        --------      -------      -------      -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                                       --        (1.28)(c)       --           --
                                                                        --------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                                          $   8.38      $ 11.01      $ 13.63      $ 10.32
                                                                        ========      =======      =======      =======
Total return (d)(e)                                                     (23.89)%     (10.65)%       32.07%        3.20%(f)
                                                                        ========      =======      =======      =======
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                                               2.35%        2.35%        2.35%        2.35%(h)
Net investment loss (g)                                                  (1.45)%      (1.05)%      (0.81)%      (0.90)%(h)
Waiver/reimbursement                                                       2.27%        1.86%        1.64%        3.56%(h)
Portfolio turnover rate                                                     136%         194%         130%         105%(f)
Net assets, end of period (000's)                                       $   244       $  317       $    61      $     9

(a)      The Fund commenced investment operations on December 1, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c)      This distribution occurred in calendar year 2000.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)      Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)      Annualized.


Financial Highlights - Liberty Contrarian Equity Fund



Selected data for a share outstanding throughout each period is as follows:


                                                                               YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
CLASS A SHARES                                                2002         2001         2000        1999         1998 (A)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $15.45      $20.27      $16.78       $16.60      $23.32
                                                             -------     -------     -------      -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                               (0.03)         --(c)     0.05         0.31        0.07
Net realized and unrealized gain (loss) on investments         (3.00)      (2.43)       3.96         0.55       (2.00)
                                                             -------     -------     -------      -------     -------
   Total from Investment Operations                            (3.03)      (2.43)       4.01         0.86       (1.93)
                                                             -------     -------     -------      -------     -------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                                        --       (0.08)         --        (0.10)      (0.05)
In excess of net investment income                                --       (0.03)         --           --          --
From net realized gains                                           --       (2.21)(d)   (0.52)       (0.58)      (4.74)
In excess of net realized gains                                   --       (0.07)(d)      --           --          --
                                                             -------     -------     -------      -------     -------
   Total Distributions Declared to Shareholders                   --       (2.39)      (0.52)       (0.68)      (4.79)
                                                             -------     -------     -------      -------     -------
NET ASSET VALUE, END OF PERIOD                                $12.42      $15.45      $20.27       $16.78      $16.60
                                                             =======     =======     =======      =======     =======
Total return (e)(f)                                          (19.61)%    (13.46)%     24.47%        5.29%     (10.08)%
                                                             =======     =======     =======      =======     =======
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                                    1.36%       1.37%       1.42%        1.42%       1.39%(h)
Net investment income (loss) (g)                              (0.18)%       0.02%       0.28%        0.18%       0.38%(h)
Waiver/reimbursement                                            0.31%       0.35%       0.23%        0.28%       0.03%
Portfolio turnover rate                                           67%        113%        122%         134%          1%
Net assets, end of period (000's)                            $51,445     $79,369     $81,748     $102,428    $226,628

(a) Effective October 19, 1998, the Primary shares were redesignated Class A shares.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d)  This distribution occurred in calendar year 2000.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h) Includes expenses paid indirectly through directed brokerage and certain expense offset arrangements.



Financial Highlights - Liberty Contrarian Equity Fund (continued)


Selected data for a share outstanding throughout each period is as follows:


                                                                                                                 PERIOD
                                                                                                                  ENDED
                                                                                 YEAR ENDED OCTOBER 31,        OCTOBER 31,
                                                                         -------------------------------------------------
CLASS B SHARES                                                              2002        2001        2000        1999 (A)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $  15.13    $  19.96    $  16.66    $  16.44
                                                                        --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                    (0.14)      (0.13)      (0.09)      (0.08)
Net realized and unrealized gain (loss) on investments                     (2.92)      (2.42)       3.91        0.30
                                                                        --------    --------    --------    --------
   Total from Investment Operations                                        (3.06)      (2.55)       3.82        0.22
                                                                        --------    --------    --------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                                       --       (2.21)(c)   (0.52)         --
In excess of net realized gains                                               --       (0.07)(c)      --          --
                                                                        --------    --------    --------    --------
   Total Distributions Declared to Shareholders                               --       (2.28)      (0.52)         --
                                                                        --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                                          $  12.07    $  15.13    $  19.96    $  16.66
                                                                        ========    ========    ========    ========
Total return (d)(e)                                                     (20.22)%    (14.27)%      23.48%       1.34%(f)
                                                                        ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                                                2.11%       2.12%      2.17%        2.17%(h)
Net investment loss (g)                                                   (0.93)%     (0.73)%    (0.47)%      (0.56)%(h)
Waiver/reimbursement                                                        0.31%       0.35%      0.23%        0.28%(h)
Portfolio turnover rate                                                       67%        113%       122%         134%
Net assets, end of period (000's)                                       $    646    $    829    $   628     $    466

(a)  Class B shares were initially offered on January 27, 1999.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  This distribution occurred in calendar year 2000.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)  Annualized.



Financial Highlights - Liberty Contrarian Equity Fund (continued)


Selected data for a share outstanding throughout each period is as follows:


                                                                                                                 PERIOD
                                                                                                                  ENDED
                                                                          YEAR ENDED OCTOBER 31,               OCTOBER 31,
                                                                         -------------------------------------------------
CLASS C SHARES                                                              2002        2001        2000        1999 (A)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $  15.15    $  19.97    $  16.67    $  16.44
                                                                        --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                    (0.14)      (0.13)      (0.09)      (0.08)
Net realized and unrealized gain (loss) on investments                     (2.91)      (2.41)       3.91        0.31
                                                                        --------    --------    --------    --------
   Total from Investment Operations                                        (3.05)      (2.54)       3.82        0.23
                                                                        --------    --------    --------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                                       --       (2.21)(c)   (0.52)         --
In excess of net realized gains                                               --       (0.07)(c)      --          --
                                                                        --------    --------    --------    --------
   Total Distributions Declared to Shareholders                               --       (2.28)      (0.52)         --
                                                                        --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                                          $  12.10    $  15.15    $  19.97    $  16.67
                                                                        ========    ========    ========    ========
Total return (d)(e)                                                     (20.13)%    (14.20)%      23.47%       1.40%(f)
                                                                        ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                                                2.11%      2.12%       2.17%       2.17%(h)
Net investment loss (g)                                                   (0.93)%    (0.73)%     (0.47)%     (0.56)%(h)
Waiver/reimbursement                                                        0.31%      0.35%       0.23%       0.28%(h)
Portfolio turnover rate                                                       67%       113%        122%        134%
Net assets, end of period (000's)                                       $    106    $   113     $     6     $     6

(a)  Class C shares were initially offered on January 27, 1999.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  This distribution occurred in calendar year 2000.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)  Annualized.


Financial Highlights - Liberty Contrarian Equity Fund (continued)


Selected data for a share outstanding throughout each period is as follows:




                                                                                YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------
CLASS I SHARES                                                  2002        2001       2000        1999        1998 (A)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $  15.63   $  20.42   $  16.82    $  16.65    $  23.40
                                                             --------   --------   --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                        0.03       0.07       0.13        0.11        0.17
Net realized and unrealized gain (loss) on investments          (3.03)     (2.46)      3.99        0.82       (2.03)
                                                             --------   --------   --------    --------    --------
   Total from Investment Operations                             (3.00)     (2.39)      4.12        0.93       (1.86)
                                                             --------   --------   --------    --------    --------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                                         --      (0.09)        --       (0.18)      (0.15)
In excess of net investment income                                 --      (0.03)        --          --          --
From net realized gains                                            --      (2.21)(c)  (0.52)      (0.58)      (4.74)
In excess of net realized gains                                    --      (0.07)(c)     --          --          --
                                                             --------   --------   --------    --------    --------
   Total Distributions Declared to Shareholders                    --      (2.40)     (0.52)      (0.76)      (4.89)
                                                             --------   --------   --------    --------    --------
NET ASSET VALUE, END OF PERIOD                               $  12.63   $  15.63   $  20.42    $  16.82    $  16.65
                                                             ========   ========   ========    ========    ========
Total return (d)(e)                                            (19.19)%   (13.09)%    25.08%       5.75%      (9.72)%
                                                             ========   ========   ========    ========    ========
RATIOS TO AVERAGE NET ASSETS:
Expenses (f)                                                     1.00%      1.00%      1.00%       0.93%        1.01%(g)
Net investment income (f)                                        0.18%      0.39%      0.70%       0.67%        0.76%(g)
Waiver/reimbursement                                             0.31%      0.35%      0.27%       0.28%        0.12%
Portfolio turnover rate                                            67%       113%       122%        134%           1%
Net assets, end of period (000's)                            $  2,280   $ 19,010   $  9,993    $ 14,190    $  27,672


(a) Effective October 19, 1998, the Institutional shares were redesignated Class I shares.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  This distribution occurred in calendar year 2000.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g) Includes expenses paid indirectly through directed brokerage and certain expense offset arrangements.


Financial Highlights - Liberty Contrarian Small-Cap Fund


Selected data for a share outstanding throughout each period is as follows:




                                                                                  YEAR ENDED OCTOBER 31,
                                                            ------------------------------------------------------------
CLASS A SHARES                                                2002          2001 (A)    2000        1999        1998 (B)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $  9.25      $  10.26     $  6.97     $  8.10   $  16.80
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)                             (0.10)        (0.09)      (0.07)      (0.07)      0.07
Net realized and unrealized gain (loss) on investments       (2.04)        (0.92)       3.36       (1.06)     (6.92)
                                                          --------      --------    --------    --------   --------
   Total from Investment Operations                          (2.14)        (1.01)       3.29       (1.13)     (6.85)
                                                          --------      --------    --------    --------   --------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                                      --            --          --          --      (0.14)
Return of capital                                               --            --          --          --      (0.02)
From net realized gains                                         --            --          --          --      (1.69)
                                                          --------      --------    --------    --------   --------
   Total Distributions Declared to Shareholders                 --            --          --          --      (1.85)
                                                          --------      --------    --------    --------   --------
NET ASSET VALUE, END OF PERIOD                            $   7.11      $   9.25    $  10.26    $   6.97   $   8.10
                                                          ========      ========    ========    ========   ========
Total return (d)(e)                                       (23.14)%       (9.84)%      47.20%    (13.95)%   (44.94)%
                                                          ========      ========    ========    ========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses (f)                                                 1.41%         1.41%       1.50%       1.50%      1.50%
Net investment income (loss) (f)                           (1.06)%       (0.77)%     (0.71)%     (0.85)%      0.40%
Waiver/reimbursement                                         0.43%         0.54%       1.34%       0.75%      0.34%
Portfolio turnover rate                                        65%          119%         33%         11%        22%
Net assets, end of period (000's)                         $ 24,601      $ 38,022    $ 43,952    $ 47,472   $104,504

(a) Liberty Contrarian Small-Cap Fund, Class A and Class I shares, merged into Liberty Special Fund, Class A and Class I shares, on February 2, 2001 and was subsequently re-named Liberty Contrarian Small-Cap Fund.
(b) Effective October 19, 1998, the Primary shares were redesignated Class A shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.


Financial Highlights - Liberty Contrarian Small-Cap Fund (continued)


Selected data for a share outstanding throughout each period is as follows:


                                                                                                 YEAR        PERIOD
                                                                                                 ENDED        ENDED
                                                                                              OCTOBER 31,  OCTOBER 31,
CLASS B SHARES                                                                                   2002       2001 (A)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                          $   9.24     $  10.91
                                                                                              --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                                          (0.17)       (0.13)
Net realized and unrealized loss on investments                                                  (2.02)       (1.54)
                                                                                              --------     --------
   Total from Investment Operations                                                              (2.19)       (1.67)
                                                                                              --------     --------
NET ASSET VALUE, END OF PERIOD                                                                $   7.05     $   9.24
                                                                                              ========     ========
Total return (c)(d)                                                                           (23.70)%     (15.31)%(e)
                                                                                              ========     ========
RATIOS TO AVERAGE NET ASSETS:
Expenses (f)                                                                                     2.16%        2.16%(g)
Net investment loss (f)                                                                        (1.81)%      (1.63)%(g)
Waiver/reimbursement                                                                             0.43%        0.44%(g)
Portfolio turnover rate                                                                            65%         119%
Net assets, end of period (000's)                                                                $110          $97

(a)  Class B shares were initially offered on February 13, 2001.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g)  Annualized.


Financial Highlights - Liberty Contrarian Small-Cap Fund (continued)


Selected data for a share outstanding throughout each period is as follows:


                                                                                              YEAR        PERIOD
                                                                                              ENDED        ENDED
                                                                                           OCTOBER 31,  OCTOBER 31,
CLASS C SHARES                                                                                2002       2001 (A)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                     $   9.14       $  10.91
                                                                                         --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                                     (0.17)         (0.14)
Net realized and unrealized loss on investments                                             (2.01)         (1.63)
                                                                                         --------       --------
   Total from Investment Operations                                                         (2.18)         (1.77)
                                                                                         --------       --------
NET ASSET VALUE, END OF PERIOD                                                           $   6.96       $   9.14
                                                                                         ========       ========
Total return (c)(d)                                                                      (23.85)%       (16.22)%(e)
                                                                                         ========       ========
RATIOS TO AVERAGE NET ASSETS:
Expenses (f)                                                                                 2.16%          2.16%(g)
Net investment loss (f)                                                                    (1.81)%        (1.63)%(g)
Waiver/reimbursement                                                                         0.43%          0.45%(g)
Portfolio turnover rate                                                                        65%           119%
Net assets, end of period (000's)                                                        $     15       $      1

(a)  Class C shares were initially offered on February 13, 2001.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g)  Annualized.


Financial Highlights - Liberty Contrarian Small-Cap Fund (continued)


Selected data for a share outstanding throughout each period is as follows:


                                                                                              YEAR        PERIOD
                                                                                              ENDED        ENDED
                                                                                           OCTOBER 31,  OCTOBER 31,
CLASS I SHARES                                                                                2002       2001 (A)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $   9.27     $  10.80
                                                                                            --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                                        (0.07)       (0.04)
Net realized and unrealized loss on investments                                                (2.04)       (1.49)
                                                                                            --------     --------
   Total from Investment Operations                                                            (2.11)       (1.53)
                                                                                            --------     --------
NET ASSET VALUE, END OF PERIOD                                                              $   7.16     $   9.27
                                                                                            ========     ========
Total return (c)(d)                                                                         (22.76)%     (14.17)%(e)
RATIOS TO AVERAGE NET ASSETS:
Expenses (f)                                                                                   1.00%        1.00%(g)
Net investment loss (f)                                                                      (0.65)%      (0.47)%(g)
Waiver/reimbursement                                                                           0.43%        0.42%(g)
Portfolio turnover rate                                                                          65%         119%
Net assets, end of period (000's)                                                           $ 1,380      $ 20,071

(a) Liberty Contrarian Small-Cap Fund, Class A and Class I shares, merged into Liberty Special Fund, Class A and Class I shares, on February 2, 2001 and was subsequently re-named Liberty Contrarian Small-Cap Fund.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g)  Annualized.


Financial Highlights - Liberty Contrarian Small-Cap Fund (continued)


Selected data for a share outstanding throughout each period is as follows:


                                                                                              YEAR        PERIOD
                                                                                              ENDED        ENDED
                                                                                           OCTOBER 31,  OCTOBER 31,
CLASS Z SHARES                                                                                2002       2001 (A)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                       $   9.25     $  10.21
                                                                                           --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                                       (0.08)      (0.06)
Net realized and unrealized loss on investments                                               (2.03)      (0.90)
                                                                                           --------     --------
   Total from Investment Operations                                                           (2.11)      (0.96)
NET ASSET VALUE, END OF PERIOD                                                             $   7.14     $  9.25
                                                                                           ========     ========
Total return (c)(d)                                                                        (22.81)%      (8.60)%(e)
                                                                                           ========     ========
RATIOS TO AVERAGE NET ASSETS:
Expenses (f)                                                                                  1.16%        1.16%(g)
Net investment loss (f)                                                                     (0.81)%      (0.56)%(g)
Waiver/reimbursement                                                                          0.43%        0.44%(g)
Portfolio turnover rate                                                                         65%         119%
Net assets, end of period (000's)                                                          $      1     $      1

(a)  Class Z shares were initially offered on January 12, 2001.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g)  Annualized.


Financial Highlights - Liberty Contrarian Income Fund


Selected data for a share outstanding throughout each period is as follows:




                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
CLASS A SHARES                                                  2002        2001        2000        1999        1998 (A)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  10.92    $  10.15    $  10.11    $  10.88    $  10.58
                                                            --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                       0.44(c)     0.54        0.60        0.58        0.50
Net realized and unrealized gain (loss) on investments          0.14(c)     0.77        0.06       (0.53)       0.59
                                                            --------    --------    --------    --------    --------
   Total from Investment Operations                             0.58        1.31        0.66        0.05        1.09
                                                            --------    --------    --------    --------    --------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                                     (0.45)      (0.54)      (0.56)      (0.62)      (0.79)
From net realized gains                                        (0.12)         --       (0.06)      (0.20)         --
                                                            --------    --------    --------    --------    --------
   Total Distributions Declared to Shareholders                (0.57)      (0.54)      (0.62)      (0.82)       (0.79)
                                                            --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                              $  10.93    $  10.92    $  10.15    $  10.11    $  10.88
                                                            ========    ========    ========    ========    ========
Total return (d)(e)                                             5.59%      13.25%       6.75%       0.42%      11.21%
                                                            ========    ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS:
Expenses (f)                                                    0.80%       0.80%       0.80%       0.80%       0.80%
Net investment income (f)                                       4.09%(c)    5.08%       5.97%       5.57%       5.36%
Waiver/reimbursement                                            1.07%       1.57%       1.56%       2.24%       1.56%
Portfolio turnover rate                                           94%        109%         34%        196%        158%
Net assets, end of period (000's)                           $ 22,149    $ 11,328    $  4,651    $  3,843    $  8,799

(a) Effective October 19, 1998, the Primary shares were redesignated Class A shares.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease ratio of net investment income to average net assets from 4.20% to 4.09%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.


Financial Highlights - Liberty Contrarian Income Fund (continued)


Selected data for a share outstanding throughout each period is as follows:


                                                                                                   PERIOD
                                                                                                   ENDED
                                                                    YEAR ENDED OCTOBER 31,       OCTOBER 31,
                                                              -----------------------------------------------------
CLASS B SHARES                                                  2002        2001        2000        1999 (A)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  11.01    $  10.26    $  10.13    $  10.17
                                                            --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                       0.36(c)     0.46        0.52        0.02
Net realized and unrealized gain on investments                 0.14(c)     0.75        0.10          --
                                                            --------    --------    --------    --------
   Total from Investment Operations                             0.50        1.21        0.62        0.02
                                                            --------    --------    --------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                     (0.37)      (0.46)      (0.44)      (0.06)
From net realized gains                                        (0.12)         --       (0.05)         --
                                                            --------    --------    --------    --------
   Total Distributions Declared to Shareholders                (0.49)      (0.46)      (0.49)      (0.06)
                                                            --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                              $  11.02    $  11.01    $  10.26    $  10.13
                                                            ========    ========    ========    ========
Total return (d)(e)                                            4.75%      12.08%       6.32%     0.22%(f)
                                                            ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                                   1.55%       1.55%       1.55%       1.55%(h)
Net investment income (g)                                     3 .34%(c)    4.33%       5.22%       4.46%(h)
Waiver/reimbursement                                           1.07%       1.57%       1.56%       5.84%(h)
Portfolio turnover rate                                          94%        109%         34%        196%
Net assets, end of period (000's)                           $ 12,372    $ 5,868     $   409     $     16

(a)  Class B shares were initially offered on September 15, 1999.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease ratio of net investment income to average net assets from 3.45% to 3.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)  Annualized.


Financial Highlights - Liberty Contrarian Income Fund (continued)


Selected data for a share outstanding throughout each period is as follows:


                                                                                                     PERIOD
                                                                                                     ENDED
                                                                   YEAR ENDED OCTOBER 31,          OCTOBER 31,
                                                              --------------------------------------------------
CLASS C SHARES                                                  2002        2001        2000        1999 (A)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  10.99    $  10.24    $  10.15    $  10.17
                                                            --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                       0.36(c)     0.46        0.52        0.01
Net realized and unrealized gain on investments                 0.14(c)     0.75        0.09        0.04
                                                            --------    --------    --------    --------
   Total from Investment Operations                             0.50        1.21        0.61        0.05
                                                            --------    --------    --------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                     (0.37)      (0.46)      (0.46)      (0.07)
From net realized gains                                        (0.12)         --       (0.06)         --
                                                            --------    --------    --------    --------
   Total Distributions Declared to Shareholders                (0.49)      (0.46)      (0.52)      (0.07)

NET ASSET VALUE, END OF PERIOD                              $  11.00    $  10.99    $  10.24    $  10.15
                                                            ========    ========    ========    ========
Total return (d)(e)                                            4.77%      12.12%       6.18%     0.49%(f)
                                                            ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                                   1.55%       1.55%       1.55%        1.55%(h)
Net investment income (g)                                      3.34%(c)    4.33%       5.22%        4.46%(h)
Waiver/reimbursement                                           1.07%       1.57%       1.56%        5.84%(h)
Portfolio turnover rate                                          94%        109%         34%         196%
Net assets, end of period (000's)                           $ 3,890     $ 1,818     $   112     $      1


(a)  Class C shares were initially offered on September 15, 1999.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease ratio of net investment income to average net assets from 3.45% to 3.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)  Annualized.


Financial Highlights - Liberty Contrarian Income Fund (continued)


Selected data for a share outstanding throughout each period is as follows:


                                                                                                               PERIOD
                                                                                                                ENDED
                                                                         YEAR ENDED OCTOBER 31,              OCTOBER 31,
                                                              ----------------------------------------------------------
CLASS I SHARES                                                  2002        2001        2000        1999        1998 (A)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  10.85    $  10.10    $  10.10    $  10.90    $  10.99
                                                            --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                       0.48(c)     0.58        0.64        0.61        0.02
Net realized and unrealized gain (loss) on investments          0.13(c)     0.75        0.05       (0.51)      (0.07)
                                                            --------    --------    --------    --------    --------
   Total from Investment Operations                             0.61        1.33        0.69        0.10       (0.05)
                                                            --------    --------    --------    --------    --------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                                     (0.49)      (0.58)      (0.63)      (0.70)      (0.04)
From net realized gains                                        (0.12)         --       (0.06)      (0.20)         --
                                                            --------    --------    --------    --------    --------
   Total Distributions Declared to Shareholders                (0.61)      (0.58)      (0.69)      (0.90)      (0.04)
                                                            --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                              $  10.85    $  10.85    $  10.10    $  10.10    $  10.90
                                                            ========    ========    ========    ========    ========
Total return (d)(e)                                            5.96%      13.57%       7.11%       0.90%   (0.45)%(f)
                                                            ========    ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                                  0.38%         0.38%      0.38%       0.38%       0.38%(h)
Net investment income (g)                                     4.51%(c)      5.50%      6.39%       5.99%       5.88%(h)
Waiver/reimbursement                                          0.97%         1.45%      1.60%       2.36%       4.62%(h)
Portfolio turnover rate                                         94%          109%        34%        196%        158%
Net assets, end of period (000's)                           $   130     $     122   $    108    $    101    $    100

(a)  Class I shares were initially offered on October 19, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease ratio of net investment income to average net assets from 4.62% to 4.51%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)  Annualized.


Financial Highlights - Liberty Contrarian Income Fund (continued)


Selected data for a share outstanding throughout each period is as follows:


                                                                                                     PERIOD
                                                                                                     ENDED
                                                                    YEAR ENDED OCTOBER 31,         OCTOBER 31,
                                                               --------------------------------------------------
CLASS Z SHARES                                                  2002        2001        2000        1999 (A)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  10.84    $  10.12    $  10.11    $  10.17
                                                            --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                       0.46(c)     0.59        0.62        0.01
Net realized and unrealized gain on investments                 0.13(c)     0.70        0.05        0.04
                                                            --------    --------    --------    --------
   Total from Investment Operations                             0.59        1.29        0.67        0.05
                                                            --------    --------    --------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                     (0.47)      (0.57)      (0.61)      (0.11)
From net realized gains                                        (0.12)         --       (0.05)         --
                                                            --------    --------    --------    --------
   Total Distributions Declared to Shareholders                (0.59)      (0.57)      (0.66)      (0.11)
                                                            --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                              $  10.84    $  10.84    $  10.12    $  10.11
                                                            ========    ========    ========    ========
Total return (d)(e)                                            5.80%      13.08%       6.90%    0.53%(f)
                                                            ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                                   0.55%       0.14%       0.55%       0.55%(h)
Net investment income (g)                                      4.34%(c)    5.74%       6.22%       5.46%(h)
Waiver/reimbursement                                           1.07%       1.98%       1.56%       5.84%(h)
Portfolio turnover rate                                          94%        109%         34%        196%
Net assets, end of period (000's)                           $    10     $     1     $ 3,693     $ 4,246

(a)  Class Z shares were initially offered on September 15, 1999.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease ratio of net investment income to average net assets from 4.44% to 4.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)  Annualized.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF LIBERTY FUNDS TRUST III:

LIBERTY CONTRARIAN FUND
LIBERTY CONTRARIAN EQUITY FUND
LIBERTY CONTRARIAN SMALL-CAP FUND
LIBERTY CONTRARIAN INCOME FUND

We have audited the accompanying statements of assets and liabilities, including the Investment Portfolios, of Liberty Contrarian Fund, Liberty Contrarian Equity Fund, Liberty Contrarian Small-Cap Fund, and Liberty Contrarian Income Fund (four of the series constituting Liberty Funds Trust III [the "Trust"]) as of October 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 1998 were audited by other auditors whose report dated December 4, 1998 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned series of Liberty Funds Trust III, as of October 31, 2002, the results of their operations, for the year then ended the changes in their net assets, for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended indicated therein, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP


Boston, Massachusetts
December 12, 2002

UNAUDITED INFORMATION


RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

On October 18, 2002, a Special Meeting of Shareholders of Liberty Contrarian Fund was held to conduct a vote for or against the approval of the following Item listed on the Fund's Proxy Statement for said Meeting. On August 2, 2002, the record date for the Meeting, the Fund had eligible shares outstanding of 406,585. The votes cast were as follows:


                                                                   % of Shares
                                                                    to Total           % of Shares
Proposal 1. The acquisition of the                                 Outstanding          to Total
Fund by the Columbia Strategic Value Fund     # of Shares            Shares           Shares Voted
--------------------------------------       ------------         ------------        ------------
For                                             104,294                  25.65%             64.38%
Against                                          52,624                  12.94%             32.48%
Abstain                                           5,088                   1.25%              3.14%

On October 18, 2002, a Special Meeting of Shareholders of Liberty Contrarian
Equity Fund was held to conduct a vote for or against the approval of the following Item listed on the Fund's Proxy Statement for said Meeting. On August
2, 2002, the record date for the Meeting, the Fund had eligible shares outstanding of 4,670,529. The votes cast were as follows:



                                                                    % of Shares
                                                                      to Total           % of Shares
Proposal 1. The acquisition of the                                  Outstanding          to Total
Fund by the Columbia Strategic Value           # of Shares            Shares           Shares Voted
---------------------------------             ------------         ------------        ------------

For                                            1,664,593                35.64%             87.99%
Against                                          106,738                 2.29%              5.64%
Abstain                                          120,404                 2.58%              6.37%

On October 18, 2002, a Special Meeting of Shareholders of Liberty Contrarian
Small Cap Fund was held to conduct a vote for or against the approval of the following Item listed on the Fund's Proxy Statement for said Meeting. On August
2, 2002, the record date for the Meeting, the Fund had eligible shares outstanding of 3,803,252. The votes cast were as follows:


                                                                    % of Shares
                                                                     to Total           % of Shares
Proposal 1. The acquisition of the                                  Outstanding          to Total
Fund by the Liberty Small Cap Value Fund       # of Shares            Shares           Shares Voted
--------------------------------------        ------------         ------------        ------------
For                                            1,241,911                32.65%             88.27%
Against                                           64,610                 1.70%              4.59%
Abstain                                          100,378                 2.64%              7.14%

Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee, and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Liberty funds. The Statement of Additional Information
(SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.


                                            Year first                                                  Number of
                                            elected or                                              portfolios in fund     Other
                            Position with   appointed       Principal occupation(s)                  complex overseen  directorships
Name, address and age       Liberty Funds   to office       during past five years                      by trustee         held
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (age 46)     Trustee      2000     President of UAL Loyalty Services and Executive        103       None
c/o Liberty Funds Group LLC                          Vice President of United Airlines (airline) since
One Financial Center                                 September 2001 (formerly Executive Vice
Boston, MA 02111                                     President from July 1999 to September 2001);
                                                     Chief Financial Officer of United Airlines since
                                                     July 1999; Senior Vice President and Chief
                                                     Financial Officer of UAL, Inc. prior thereto

Janet Langford Kelly (age 44)  Trustee      2000     Executive Vice President-Corporate Development         103       None
c/o Liberty Funds Group LLC                          and Administration, General Counsel and
One Financial Center                                 Secretary, Kellogg Company (food manufacturer),
Boston, MA 02111                                     since September 1999; Senior Vice President,
                                                     Secretary and General Counsel, Sara Lee
                                                     Corporation (branded, packaged, consumer-
                                                     products manufacturer) prior thereto

Richard W. Lowry (age 66)      Trustee      1995     Private Investor since 1987 (formerly                 105***     None
c/o Liberty Funds Group LLC                          Chairman and Chief Executive Officer, U.S.
One Financial Center                                 Plywood Corporation (building products
Boston, MA 02111                                     manufacturer))

Salvatore Macera (age 71)      Trustee      1998     Private Investor since 1981 (formerly Executive        103       None
c/o Liberty Funds Group LLC                          Vice President and Director of Itek Corporation
One Financial Center                                 (electronics) from 1975 to 1981)
Boston, MA 02111

Charles R. Nelson (age 60)     Trustee      2000     Professor of Economics, University of Washington,      118*        None
c/o Liberty Funds Group LLC                          since January 1976; Ford and Louisa Van Voorhis
One Financial Center                                 Professor of Political Economy, University of
Boston, MA 02111                                     Washington, since September 1993; Director,
                                                     Institute for Economic Research, University of
                                                     Washington, since September 2001; Adjunct
                                                     Professor of Statistics, University of Washington,
                                                     since September 1980, Associate Editor, Journal
                                                     of Money Credit and Banking, since September
                                                     1993; Trustee, Columbia Funds since July 2002;
                                                     consultant on economic and statistical matters.

John J. Neuhauser (age 59)     Trustee      1985     Academic Vice President and Dean of Faculties         105***    Saucony, Inc.
c/o Liberty Funds Group LLC                          since August 1999, Boston College (formerly                (athletic footwear)
One Financial Center                                 Dean, Boston College School of Management                  and SkillSoft Corp.
Boston, MA 02111                                     from September 1977 to September 1999)                        (e-learning)

Thomas E. Stitzel (age 66)     Trustee      1998     Business Consultant since 1999 (formerly               103          None
c/o Liberty Funds Group LLC                          Professor of Finance from 1975 to 1999 and Dean
One Financial Center                                 from 1977 to 1991, College of Business, Boise State
Boston, MA 02111                                     University); Chartered Financial Analyst

Thomas C. Theobald (age 65)    Trustee      2000     Managing Director, William Blair Capital Partners    103    Xerox Corporation
c/o Liberty Funds Group LLC                          (private equity investing) since 1994 (formerly          (business products and
One Financial Center                                 Chief Executive Officer and Chairman of the                services), Anixter
Boston, MA 02111                                     Board of Directors, Continental Bank                          International
                                                     Corporation)                                                 (network support
                                                                                                             equipment distributor),
                                                                                                                Jones Lang LaSalle
                                                                                                             (real estate management
                                                                                                            services) and MONY Group
                                                                                                                (life insurance)


59

TRUSTEES (CONTINUED)

                                         Year first                                                 Number of
                                         elected or                                              portfolios in fund        Other
                           Position with  appointed   Principal occupation(s)                    complex overseen      directorships
Name, address and age      Liberty Funds  to office   during past five years                        by trustee             held
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Anne-Lee Verville (age 57)     Trustee      1998     Author and speaker on educational systems needs  103  Chairman of the Board of
c/o Liberty Funds Group LLC                          (formerly General Manager, Global Education            Directors, Enesco Group,
One Financial Center                                 Industry from 1994 to 1997, and President,            Inc. (designer, importer
Boston, MA 02111                                     Applications Solutions Division from 1991 to        and distributor of giftware
                                                     1994, IBM Corporation (global education and               and collectibles)
                                                     global applications))


INTERESTED TRUSTEES

William E. Mayer** (age 62)    Trustee      1994     Managing Partner, Park Avenue Equity Partners 105*** Lee Enterprises (print and
c/o Liberty Funds Group LLC                          (private equity fund) since February 1999          online media), WR Hambrecht
One Financial Center                                 (formerly Founding Partner, Development Capital      + Co. (financial service
Boston, MA 02111 LLC                                 LLC from November 1996 to February 1999;                provider), First Health
                                                     Dean and Professor, College of Business and           (health care) and Systech
                                                     Management, University of Maryland from              Retail Systems (retail
                                                     October 1992 to November 1996)                    industry technology provider)

Joseph R. Palombo** (age 49)   Trustee      2000     Chief Operating Officer of Columbia             103            None
One Financial Center             and                 Management Group, Inc. (Columbia Management
Boston, MA 02111              Chairman               Group) since November 2001; formerly Chief
                               of the                Operations Officer of Mutual Funds, Liberty
                                Board                Financial Companies, Inc. from August 2000 to
                                                     November 2001; Executive Vice President of Stein
                                                     Roe & Franham, Incorporated (Stein Roe)
                                                     since April 1999; Executive Vice President
                                                     and Director of Colonial Management Associates,
                                                     Inc. since April 1999; Executive Vice President
                                                     and Chief Administrative Officer of Liberty Funds
                                                     Group LLC (LFG) since April 1999; Director of Stein
                                                     Roe since September 2000; Trustee and Chairman
                                                     of the Board of Stein Roe Mutual Funds since
                                                     October 2000; Manager of Stein Roe Floating Rate
                                                     Limited Liability Company since October 2000; Vice
                                                     President of Galaxy Funds since September 2002;
                                                     (formerly Vice President of Liberty Funds from
                                                     April 1999 to August 2000; Chief Operating Officer
                                                     and Chief Compliance Officer, Putnam Mutual
                                                     Funds from December 1993 to March 1999)


* In addition to serving as a disinterested trustee of Liberty Funds, Mr. Nelson serves as a disinterested director of Columbia Funds, currently consisting of 15 funds, which are advised by an affiliate of the Advisor.
** Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.
***In addition to serving as a trustee of Liberty Funds, Mr. Lowry, Mr.
   Neuhauser and Mr. Mayer each serve as a director/trustee of Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.


OFFICERS AND TRANSFER AGENT


                                       Year first
                                       elected or
                         Position with  appointed
Name, address and age     Liberty Funds to office   Principal occupation(s) during past five years
---------------------------------------------------------------------------------------------------------------------------------
OFFICERS
Keith T. Banks (age 46)    President      2001      President of Liberty Funds since November 2001; President, Chief Investment
Columbia Management                                 Officer and Chief Executive Officer of Columbia Management Group or its
Group, Inc. 590 Madison                             predecessor since August 2000; President, Chief Executive Officer and Chief
Avenue, 36th Floor                                  Investment Officer of Fleet Investment Advisor Inc. since 2000 (formerly
Mail Stop NY EH 30636A                              Managing Director and Head of U.S. Equity, J.P. Morgan Investment Management
New York, NY 10022                                  from November 1996 to August 2000); President of the Galaxy Funds since
                                                    September 2002

Vicki L. Benjamin (age 41)   Chief        2001      Controller of the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds
One Financial Center      Accounting                since May 2002; Chief Accounting Officer of the Liberty Funds, Stein Roe Funds
Boston, MA 02111          Officer and               and Liberty All-Star Funds since June 2001; Controller and Chief Accounting
                          Controller                Officer of Galaxy Funds since September 2002; Vice President of LFG since April
                                                    2001 (formerly Vice President, Corporate Audit, State Street Bank and Trust
                                                    Company from May 1998 to April 2001; Audit Manager from July 1994 to June 1997;
                                                    Senior Audit Manager from July 1997 to May 1998, Coopers & Lybrand, LLP)

J. Kevin Connaughton (age 38)  Treasurer  2000      Treasurer of the Liberty Funds and Liberty All-Star Funds since December 2000
One Financial Center                                (formerly Controller of the Liberty Funds and Liberty All-Star Funds from
Boston, MA 02111                                    February 1998 to October 2000); Treasurer of Stein Roe Funds since February 2001
                                                    (formerly Controller from May 2000 to February 2001); Treasurer of Galaxy Funds since September 2002; Senior Vice President of LFG since January 2001 (formerly
                                                    Vice President from April 2000 to January 2001; Vice President of Colonial
                                                    Management Associates, Inc. from February 1998 to October 2000; Senior Tax
                                                    Manager; Coopers & Lybrand, LLP from April 1996 to January 1998)

Jean S. Loewenberg (age 57)  Secretary    2002      Secretary of Liberty Funds, Stein Roe Funds and Liberty All-Star Funds since
One Financial Center                                February 2002; General Counsel of Columbia Management Group since December 2001;
Boston, MA 02111                                    Senior Vice President since November 1996, Assistant General Counsel and Senior
                                                    Vice President of Fleet National Bank since September 2002 (formerly Senior
                                                    Vice President and Group Senior Counsel of Fleet National Bank from November
                                                    1994 to September 2002); Assistant Secretary of Galaxy Funds since September
                                                    2002



Important Information About This Report
The Transfer Agent for Liberty Contrarian Funds:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA  02266-8081

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Contrarian Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.


Annual Report:
Liberty Contrarian Funds

Liberty Contrarian Funds  ANNUAL REPORT, OCTOBER 31, 2002

                                                                       PRSRT STD
                                                                    U.S. Postage
                                                                         PAID
                                                                   Holliston, MA
                                                                   Permit NO. 20



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LibertyFunds
A Member of Columbia Managment Group

(c) 2002 Liberty Funds Distributor, Inc.
A Member of Columbia Management Group
One Financial Center, Boston, MA 02111-2621

                                               CHF-02/665L-1002  (11/02) 02/2853